                                                                EXHIBIT 10.10

                         GE Capital Commercial Finance


      This LOAN AND SECURITY AGREEMENT is dated as of May 29, 1997, and agreed to by and between PG Newco Corp., a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

RECITALS

      A. The purpose of this Agreement is to provide to Borrower a revolving credit loan (including a subfacility for letters of credit) (collectively, the "Loans") having the following general description:

--------------------------------------------------------------------------------

                                         TRANSACTION SUMMARY


REVOLVING CREDIT LOAN

   Maximum Amount:                   $7,000,000
   --------------

   Term:                             3 years
   ----

   Revolving Credit Rate:            Index Rate plus  2.75%
   ---------------------

   Letter of Credit Subfacility:     $500,000
   ----------------------------

   Borrowing Base:                   85% (or such lesser percentage as may be
   --------------                    specified by Lender from time to time by
                                     written notice to Borrower) of the value
                                     (as determined by Lender) of Borrower's
                                     Eligible Accounts; plus the lesser of (a)
                                                        ----
                                     $3,000,000 or (b) the sum of (i) 50% (or
                                     such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value of Borrower's Eligible Inventory consisting of raw material, and (ii) the lesser of (A)
                                     $500,000, and (B) the WIP Advance Rate (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) multiplied by the value of Borrower's Eligible Inventory consisting of work in process, valued on a first-in, first-out basis (at the lower of cost or market). On and after May 31, 1998, work in process shall not be included in the Borrowing Base. Finished goods shall not at any time be included in the Borrowing Base.

   Collection Days:                  0 Business Days
   ---------------

FEES

   Closing Fee:                      $30,000
   -----------

   Collateral Monitoring Fee:        $500 per month
   -------------------------

   Unused Line Fee:                  .375% per annum
   ---------------

   Letter of Credit Fee:             1.50% per annum
   --------------------

   Prepayment Fee:                   3.0% in year one; 2.0% in year two; and
   --------------                    1.0% in year three.

The Loans described generally here are established and governed by the terms and conditions set forth below in this Agreement and the other Loan Documents, and if there is any conflict between this general description and the express terms and conditions below or elsewhere in the Loan Documents, such other express terms and conditions shall control.

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      B. Borrower desires to obtain the Loans and other financial accommodations from Lender and Lender is willing to provide the Loans and accommodations all in accordance with the terms of this Agreement.

      C. Capitalized terms used herein shall have the meanings assigned to them in Schedule A and, for purposes of this Agreement and the other Loan Documents,
   ----------
the rules of construction set forth in Schedule A shall govern. All Schedules,
                                       ----------
Disclosure Schedules, Attachments and Exhibits (collectively, "Appendices") hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together, constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such Appendices, all Appendices referred to herein shall mean the Appendices as in effect on the Closing Date. These Recitals shall be construed as part of this Agreement.

AGREEMENT
         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.       AMOUNT AND TERMS OF CREDIT

         1.1.  Loans.
               -----

                  (a) Subject to the terms and conditions of this Agreement, from the Closing Date and until the Commitment Termination Date (i) Lender agrees (A) to make available advances (each, a "Revolving Credit Advance") and
(B) to incur Letter of Credit Obligations, in an aggregate outstanding amount not to exceed the Borrowing Availability, and (ii) Borrower may at its request from time to time borrow, repay and reborrow Revolving Credit Advances, and may cause Lender to incur Letter of Credit Obligations, under this Section 1.1.

                  (b) Borrower shall request each Revolving Credit Advance by notice given in writing (by telecopy, hand delivery, or United States mail) to Lender's representative responsible for Borrower's account as identified in
Schedule 1.1 given no later than 11:00 A.M. (New York City time) on the Business
------------
Day of the proposed Revolving Credit Advance. Each such notice (a "Notice of Revolving Credit Advance") shall be substantially in the form of Exhibit A.
                                                                 ---------
Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and (ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary.

                  (c) To evidence the Revolving Credit Loan Borrower shall execute and deliver to Lender the Revolving Credit Note, which shall represent the Obligation of Borrower to pay the Revolving Credit Loan. The date and amount of each Revolving Credit Advance and each payment of principal with respect thereto shall be recorded on the books of Lender, which books shall be presumed to correctly and accurately record the transactions between Borrower and Lender and shall, absent manifest error, be conclusive and binding upon Borrower. The entire unpaid balance of the Revolving Credit Loan, together with all other outstanding and non-contingent Obligations, shall be immediately due and payable on the Commitment Maturity Date.

                  (d) Borrower agrees that Lender, in making any Revolving Credit Advance or incurring any other Obligation hereunder, shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by Borrower. Borrower further agrees that Lender shall be under no obligation to make any further Revolving Credit Advance or incur any other Obligation if Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified in Section 4.1(d).

                  (e)  Letters of Credit. Subject to the terms and conditions of
                       -----------------
this Agreement, including Schedule C, Borrower shall have the right to request,
                          ----------
and Lender agrees to incur, the Letter of Credit Obligations for the account of Borrower in accordance with Schedule C.
                            ----------

         1.2.  Term and Prepayment.
               -------------------

                  (a) The obligation of Lender to make Revolving Credit Advances and extend other financial accommodations shall be in effect from the Closing Date until the Commitment Termination Date. Upon the Commitment Maturity Date Borrower shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all interest earned, but unpaid, thereon; (ii) an amount sufficient to enable Lender to hold cash collateral as specified in Schedule C; and (iii) all other non-contingent Obligations due to or incurred by
----------
Lender. Prior to repayment of all Obligations to Lender in full, in cash on the Commitment Maturity Date:

                  (b) If the Revolving Credit Loan shall at any time exceed the Borrowing Availability, then Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess; such excess balance shall nevertheless constitute Obligations that are evidenced by the Revolving Credit Note, secured by the Collateral and entitled to all of the benefits of the Loan Documents.

                  (c) Subject to the following sentence, Borrower shall have the right, at any time upon thirty (30) days prior written notice to Lender, (i) to terminate voluntarily Borrower's right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances and Letter of Credit Obligations, and (ii) to prepay all of the Obligations, and the effective date of termination of the Revolving Credit Loan specified in such notice shall be the Commitment Maturity Date. If Borrower exercises such right of termination and prepayment, or if Borrower's right to receive or benefit from, and Lender's obligation to make or to incur, Revolving Credit Advances and Letter of Credit Obligations is terminated for any reason prior to May 29, 2000 (including, without limitation, as a result of the occurrence of an Event of Default), Borrower shall pay to Lender the applicable Prepayment Fee.

         1.3.   Use of Proceeds.  Borrower shall use the proceeds of the Loans
                ---------------
as follows:

         (i) finance a portion of the purchase price to be paid by PG Newco Corp. for its acquisition of all of the assets of Seller, (ii) pay certain liabilities of Seller being assumed by Borrower, and (iii) for its working capital needs.

         1.4.  Single Loan. The Loans and all of the other Obligations of
               -----------
Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

         1.5.  Interest.
               --------

                  (a) Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances at a floating rate equal to the Index Rate plus two and seventy five hundredths percent (2.75%) per annum (the "Revolving Credit Rate").

                  (b) Interest shall be payable on the outstanding Revolving Credit Advances (i) in arrears for the preceding calendar month on the first day of each calendar month, commencing on June 1, 1997, (ii) on the Commitment Maturity Date, and (iii) if any interest accrues or remains payable after the Commitment Maturity Date, upon demand by Lender.

                  (c) All computations of interest, and all calculations of the Letter of Credit Fee, shall be made by Lender on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest or fee is payable. The Index Rate shall be determined (i) on the first Business Day immediately prior to the Closing Date and (ii) thereafter, on the last Business Day of each calendar month for calculation of interest for the following month. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Effective upon the occurrence of any Default and for so long as any Default shall be continuing, the Revolving Credit Rate, and the Letter of Credit Fee shall, upon notice by Lender to Borrower, be increased by two percentage points (2.00%) per annum (the "Default Rate"), and all outstanding Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Default at the Default Rate applicable to such Obligations.

                  (e) If any interest or other payment (including Unused Line Fees, Letter of Credit Fees and Collateral Monitoring Fees) to Lender under this Agreement becomes due and payable on a day other than a Business Day, such payment shall be payable on the next succeeding Business Day provided, however, that for purposes hereof, including calculating interest due the Lender, such payment shall be deemed to be due and charged to the Revolving Credit Loan as of the first day of each calendar month.

                  (f) In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Amounts paid or to be collected by Lender in excess of interest calculated at the highest rate permitted by law will be applied by Lender as provided for in
Section 1.11.

         1.6.  Eligible Accounts. Based on the most recent Borrowing Base
               -----------------
Certificate delivered by Borrower to Lender and on other information available to Lender, Lender shall determine which Accounts shall be deemed to be "Eligible Accounts" for purposes of determining the credit to be extended to Borrower. In determining whether any particular Account constitutes an Eligible Account (and without limiting Lender's right to determine eligibility or ineligibility of any item of Collateral or its inclusion in the Borrowing Base), Lender shall not include any Account that meets any of the criteria set forth in Schedule 1.6.
                                                                ------------

         1.7.  Eligible Inventory. Based on the most recent Borrowing Base
               ------------------
Certificate delivered by Borrower to Lender and on other information available to Lender, Lender shall determine which Inventory shall be deemed to be "Eligible Inventory" for purposes of determining the credit to be extended to Borrower. In determining whether any particular Inventory constitutes Eligible Inventory (and without limiting Lender's right to determine eligibility or ineligibility of any item of Collateral or its inclusion in the Borrowing Base), Lender shall not include Inventory that meets any of the criteria set forth in
Schedule 1.7.
------------

         1.8.  Cash Management System. On or prior to the Closing Date and until
               ----------------------
the Termination Date, Borrower will establish and maintain the cash management system described in Schedule D.
                    ----------

         1.9.  Fees. As compensation for Lender's costs, skills and efforts
               ----
incurred and expended in entering into this Agreement and in consideration of Lender's making the Loans available to Borrower, Borrower agrees to pay to Lender the Fees set forth in Schedule E.
                             ----------
         1.10. Receipt of Payments. Borrower shall make each payment under this
               -------------------
Agreement (not otherwise made pursuant to Section 1.11) not later than 12:00 P.M. (New York City time) on the day when due in lawful money of the United-States of America in immediately available funds to the Collection Account. For purposes of computing interest and fees, all payments shall be deemed received by Lender on the Business Day of receipt of good funds in the Collection Account. For purposes of determining the Borrowing Availability, payments shall be deemed received by Lender upon receipt of good funds in the Collection Account.

         1.11. Application and Allocation of Payments. Borrower irrevocably
               --------------------------------------
agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations, as Lender may deem advisable. In the absence of a specific determination by Lender with respect thereto, the same shall be applied in the following order: (a) then due and payable Fees and expenses; (b) then due and payable interest payments; (c) then due and payable Obligations other than Fees, expenses and interest and principal payments; and (d) then due and payable principal payments on the Revolving Credit Loan. Lender is authorized to, and at its option may (without notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made Revolving Credit Advances on behalf of Borrower for:
(x) payment of all Fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, (y) the payment, performance or satisfaction of any of Borrower's obligations with respect to preservation of the Collateral or otherwise under this Agreement, or (z) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Borrowing Availability, and Borrower agrees to repay immediately, in cash, any amount by which the Revolving Credit Loan exceeds the Borrowing Availability.

         1.12. Accounting. Lender will provide a monthly accounting of
               ----------
transactions under the Revolving Credit Loan to Borrower. Borrower shall, within forty-five (45) days after the date any such accounting is rendered, notify Lender in writing of any objection that Borrower may have to any such accounting, describing the basis for such objection with specificity. Unless so objected to, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Lender shall review any item objected to within forty-five (45) days following Borrower's timely objection, and Lender's determination, based upon the facts available, of any item so objected to in such notice shall (absent manifest error) likewise be final, binding and conclusive on Borrower.

         1.13. Indemnity.
               ---------

               (a) Borrower indemnifies and holds Lender and Lender's Affiliates, and their respective employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any Claim which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended or not extended under this Agreement and the other Loan Documents or otherwise in connection with or arising out of the transactions contemplated hereunder or thereunder, including any Claim for Environmental Liabilities and Costs and legal costs and expenses of disputes between the parties to this Agreement; provided, that Borrower shall not be
                                       --------
liable for indemnification of an Indemnified Person to the extent that any such Claim is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY

SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED OR NOT EXTENDED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

               (b) In any suit, proceeding or action brought by Lender relating to any item of Collateral or any sum owing hereunder, or to enforce any provision of any item of Collateral, Borrower saves, indemnifies and keeps Lender harmless from and against all expense, loss or damage suffered by reason of such action or any defense, setoff, or counterclaim asserted for any reason by the other party or parties to such litigation and however arising. All obligations of Borrower, any other Credit Party or MLC with respect to any item of Collateral shall be and remain enforceable against, and only against, Borrower, such other Credit Party or MLC, as the case may be, and shall not be enforceable against Lender.

         1.14. Taxes.
               -----

               (a) All payments to Lender under any Loan Document shall be made free and clear of, and without deduction for, any Taxes. In order to protect Lender's economic returns, if Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 1.14), Lender receives an amount equal to that which it would have received had no such deductions been made. Borrower shall then make the required deduction, pay the full amount deducted to the relevant taxing authority, and promptly furnish to Lender tax receipts evidencing such payment.

               (b) Borrower indemnifies Lender for, and shall pay within ten
(10) days of demand therefor, the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under Section 1.13) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

2.       CONDITIONS PRECEDENT

         2.1.  Conditions to the Initial Revolving Credit Advance and Initial
               --------------------------------------------------------------
Letter of Credit Obligation. Lender shall not be obligated to make any of the
---------------------------
Loans, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied to Lender's complete satisfaction:

               (a) the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties, all as set forth in the Schedule of Documents;

               (b) Lender shall have received evidence satisfactory to it that:
(i) all of the obligations of Seller to Comerica Bank under its loan agreement as in effect immediately prior to the Closing Date will be performed and paid in full from the proceeds of the initial Revolving Credit Advance; and (ii) all Liens upon any of the property of Borrower in favor of Comerica Bank shall have been terminated immediately upon such payment;

               (c) Lender shall have received evidence satisfactory to it that each Credit Party and MLC have obtained all consents and acknowledgments of all Persons and Governmental Authorities whose consents or acknowledgments may be required pursuant to the terms of, or prior to the execution and delivery of, this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and such consents or acknowledgments have not been rescinded and remain in full force and effect;

               (d) Lender shall have received evidence satisfactory to it that the insurance policies provided for in Section 3.18 and the Disclosure Schedule
                                                            -------------------
(3.18) are in full force and effect, together with appropriate evidence showing
-----
loss payable or additional insured clauses or endorsements, as appropriate, in favor of Lender and in form and substance satisfactory to Lender;

               (e) all of the assets supporting the initial Revolving Credit Advance to be made, the initial Letter of Credit Obligations to be incurred, and the amount, if any, of the reserves to be established on the Closing Date, shall be sufficient in value, as determined by Lender, to provide Borrower with Net Borrowing Availability of not less than $500,000 (after giving effect to such initial Revolving Credit Advance and Letter of Credit Obligations), without increase in Borrower's other current liabilities above the average of those reflected on Seller's balance sheet for the three (3) months preceding the Closing Date, and Lender shall have confirmed to its satisfaction the outstanding balance owing by NEC to Borrower;

               (f) payment by Borrower of the Closing Fee and all other fees, costs, and expenses of closing (including fees of consultants and counsel to Lender presented as of the Closing Date);

               (g) no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, Governmental Authority or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby or thereby and which, in Lender's sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any other Loan Document;

               (h) since the date of Seller's most recent annual audited financial statements delivered to Lender prior to the Closing Date, no event has occurred which has had, or could reasonably be expected to have, a Material Adverse Effect;

               (i) Lender shall have received evidence satisfactory to it that the purchase price payable by Borrower in connection with the Acquisition (excluding the amount of assumed liabilities) shall not exceed $15,000,000 and the aggregate fees, expenses and closing costs in connection with the Acquisition and related transactions (including those payable to Lender and Term Lender) shall not exceed $675,000 ($450,000 of which shall have been paid by MLC prior to closing and for which Borrower is not obligated to reimburse MLC);

               (j) the Acquisition and the transfer of title to the assets being purchased thereby free and clear of all Liens and encumbrances in connection therewith and the documentation relating thereto (including the Acquisition Documents) shall be in form and substance satisfactory to Lender (which shall include the receipt of any necessary consents for the transfer of all material contracts of Seller);

               (k) Lender shall have received evidence satisfactory to it that on or prior to the Closing Date Borrower has received at least $7,000,000 of net cash proceeds from an additional equity contribution from MLC on terms satisfactory to Lender;

               (l) evidence satisfactory to Lender that the transactions contemplated by the Acquisition Documents will be consummated on the Closing Date in accordance with the Acquisition Documents; and

               (m) Lender shall have received in form and substance satisfactory to it a pro forma balance sheet of Borrower which balance sheet shall give effect to the Acquisition and the incurrence of the Obligations;

               (n) at least $3,000,000 of the purchase price for the Acquisition shall be paid in the form of two unsecured, non-amortizing notes (the "Seller Notes") issued by MLC and payable to Seller (i) one of which shall mature on September __, 2000, and the other of which shall mature on September __, 2002, and (ii) each of which shall be otherwise acceptable to Lender;

               (o) liabilities of Seller to be assumed and/or paid by Borrower as part of the Acquisition shall not exceed $5,400,000 and only Indebtedness of no more than $1,700,000 owing to Comerica Bank shall be paid on or before the Closing Date;

               (p) Peter G. VanHeusden has entered into an employment agreement and a non-compete agreement in each case with Borrower on terms acceptable to Lender and for a minimum term of five (5) years;

               (q) no later than simultaneously with the making of the initial Loan hereunder, Term Lender (or those for whom Term Lender is acting as agent) shall have made term loans of up to $4,700,000 in the aggregate to Borrower on terms acceptable to Lender (the "Term Loans");

               (r) Borrower shall have provided Lender with a satisfactory capital budget;

               (s) after giving effect to the Acquisition, Borrower's corporate and capital structure and Borrower's material contracts (including any mandatory take-back agreements) are in form and substance satisfactory to Lender;

               (t) Borrower shall have obtained all necessary or appropriate waivers and consents of governmental entities and third parties; and

               (u) Borrower and Lender shall have received an indemnity from MLC in form and substance satisfactory to Lender with respect to any applicable bulk sales or similar la ws.

         If any other term of any Loan Document should conflict, or appear to conflict, with this Section 2.1, the terms of this Section 2.1 shall control, and Borrower shall have no rights under this Agreement or any other Loan Document until each of the conditions of this Section 2.1 has been complied with to Lender's satisfaction or specifically waived in a writing by Lender identifying by section number the condition to be waived and the specific circumstance with respect to which the condition is waived.

         2.2.  Further Conditions to the Loans. It shall be a further condition
               -------------------------------
to the funding of any Loan (including the incurrence of any Letter of Credit Obligations) that the following statements shall be true on the date of each such funding, advance or incurrence, as the case may be:

               (a) all of each Credit Party's and MLC's representations and warranties contained herein or in any of the other Loan Documents shall have been true and correct on and as of the Closing Date;

               (b) no event shall have occurred and be continuing, or would result from the funding of any Revolving Credit Advance or the incurrence of any Letter of Credit Obligation, which constitutes or would constitute a Default or an Event of Default;

               (c) after giving effect to such Revolving Credit Advance, or the incurrence of such Letter of Credit Obligation, the Revolving Credit Loan shall not exceed the Borrowing Availability; and

               (d) each of the conditions set forth in Section 2.1(c), (d), (g) and (h) shall continue to be satisfied as of such date.

         The request and acceptance by Borrower of the proceeds of any Revolving Credit Advance, and the request by Borrower for the incurrence by Lender of any Letter of Credit Obligations, as the case may be, shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a confirmation by Borrower of the granting and continuance of Lender's Liens pursuant to the Collateral Documents.

3.       REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

         To induce Lender to enter into this Agreement and to make the Loans, Borrower represents and warrants to Lender, and promises to and agrees with Lender (each of which representations and warranties shall be true and correct on the Closing Date (after giving effect to the Acquisition) and shall survive the execution and delivery of this Agreement, and each of which covenants and agreements shall continue to be kept, honored and maintained at all times from the Closing Date until the Termination Date) as follows:

         3.1. Corporate Existence; Compliance with Law. Each Credit Party: (a)
              ----------------------------------------
is, as of the Closing Date, and will continue to be (i) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, (iii) in compliance with its charter and by-laws, and (iv) in compliance in all material respects with all applicable provisions of law and regulations; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, to consummate the Acquisition, and to conduct its business as now, heretofore or proposed to be conducted, (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over such Credit Party which are necessary or appropriate for the conduct of its business and (iii) all licenses, permits, franchises, rights, powers, consents, or approvals from or by all Persons or Governmental Authorities having jurisdiction over such Credit Party which are necessary or appropriate for the consummation of the Acquisition. As of the Closing Date, each Credit Party has made and will continue to make all filings with any Governmental Authority that are necessary or appropriate for the conduct of its business and has given and will continue to give all notices to the extent required for the ownership, operation and conduct of its property and business.

         3.2. Executive Offices; Corporate or Other Names; Conduct of Business.
              ----------------------------------------------------------------
The locations of each Credit Party's executive offices, principal place of business, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept are as set forth in Disclosure Schedule (3.2) and, except as set forth in such Disclosure Schedule,
-------------------------
such locations have not changed during the preceding twelve (12) months. As of the Closing Date, during the prior five (5) years, except as set forth in Disclosure Schedule (3.2), no Credit Party has been known as or conducted
-------------------------
business in any other name. No Credit Party shall change its (a) name, (b) chief executive office, (c) principal place of business, (d) corporate offices, (e) warehouses or other Collateral locations, or (f) location of its records concerning the Collateral, or acquire, lease or use any real estate after the Closing Date without such Person, in each instance, giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender's Liens upon the Collateral.

         3.3. Corporate Power; Authorization; Enforceable Obligations. The
              -------------------------------------------------------
execution, delivery and performance by each Credit Party of the Loan Documents and the Acquisition Documents to which it is a party, the consummation of the Acquisition, and the creation of all Liens provided for herein and therein: (a) are and will continue to be within such Person's corporate power; (b) have been and will continue to be duly authorized by all necessary or proper corporate and shareholder action; (c) are not and will not be in contravention of any provision of such Person's charter or by-laws; (d) do not and will not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not and will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not and will not result in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral; and
(g) do not and will not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(c) (all of which will have been duly obtained, made or complied with on or before the Closing Date). As of the Closing Date, each Loan Document and Acquisition Document shall have been duly executed and delivered for the benefit of or on behalf of each Credit Party, and each such Loan Document and Acquisition Document shall then be and will continue to be a legal, valid and binding obligation of such Person, to the extent it is a party thereto, enforceable against it in accordance with its terms.

         3.4. Financial Statements and Projections; Books and Records.
              -------------------------------------------------------

               (a) Borrower has delivered as of the Closing Date (i) the Financial Statements for Seller's most recently ended Fiscal Year and Fiscal Month, which Financial Statements are true, correct and complete and reflect fairly and accurately the financial condition of Seller as of the date of each of such Financial Statement, and (ii) the Projections, which Projections have been prepared in good faith, with care and diligence and use assumptions that are reasonable under the circumstances and disclosed in the Projections.

               (b) Borrower promises that Borrower and each other Credit Party shall keep adequate Books and Records with respect to the Collateral and such Person's business activities, in which proper entries, reflecting all consolidated and consolidating financial transactions, and payments received on any and all credits granted to, and all other dealings with, the Collateral, are made in accordance with GAAP and on a basis consistent with the Financial Statements.

         3.5. Material Adverse Change. Between the date of Seller's most
              -----------------------
recently audited Financial Statements delivered to Lender and the Closing Date:
(a) Borrower has not incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the pro forma balance sheet of Borrower and which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) there has been no material deviation from the Projections delivered at or prior to the Closing Date; (c) no contract, lease, agreement or other instrument to which any Credit Party has become a party or by which it or any of its properties or assets is bound or affected, and no provision of applicable law or governmental regulation has had or could reasonably be expected to have a Material Adverse Effect; (d) no Credit Party is in default, and to such Credit Party's knowledge no third party is in default under or with respect to any material contract, agreement, lease or other instrument to which it is a party (including, without limitation, any Acquisition Document), which alone or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (e) no event has occurred, and such Credit Party will not permit or suffer to occur any event or events, which alone or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         3.6. Ownership of Property; Liens. As of the Closing Date, the real
              ----------------------------
estate listed in Disclosure Schedule (3.6) constitutes all of the real property
                 ------------------------
owned, leased, or used in its business by each Credit Party, and such Credit Party will not execute any material agreement or contract in respect of such real estate after the Closing Date without giving Lender prompt written notice thereof. Each Credit Party holds and will continue to hold good and marketable fee simple title to all of its owned real estate, and good and marketable title to all of its other properties and assets, and valid and marketable leasehold interests in all of its leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of each Credit Party are or will be subject to any Liens, except Permitted Encumbrances. Each Credit Party has received and will continue to obtain all deeds, agreements, and other documents affecting real estate, and has duly effected and will duly effect all recordings and filings and take other actions necessary, in each circumstance to establish, protect and perfect its and Lender's right, title and interest in and to all real property constituting Collateral. All permits required to allow the real property owned or leased by each Credit Party to be lawfully occupied and used, for all of the purposes for which they are occupied and used on the Closing Date, have been lawfully issued and are in full force and effect, and that all such permits will be obtained and maintained. With respect to each of the premises identified in Disclosure Schedule (3.2) on the Closing Date a
                           -------------------------
landlord or mortgagee agreement acceptable to Lender has been obtained, and such Credit Party will obtain a landlord's or mortgagee's agreement in form acceptable to Lender from the lessor or mortgagee of any new leased or acquired premises after the Closing Date.

         3.7. Labor Matters. As of the Closing Date, there are no strikes or
              -------------
other labor disputes against any Credit Party that are pending or, to any Credit Party's knowledge, threatened. All payments due from any Credit Party on account of employee health and welfare insurance have been and will continue to be paid or accrued as a liability on the books of such Credit Party. Disclosure Schedule
                                                             ------------------

(3.7) identifies each collective bargaining agreement, management agreement with
-----
an executive officer, or any other material employment agreement to which any Credit Party is a party in effect as of the Closing Date, and a copy of each such agreement has been made available to Lender. Promptly upon the execution of any such agreement or incurrence of such obligation after the Closing Date and until the Termination Date, each Credit Party shall provide to Lender prompt written notice of such event and a copy of such agreement. As of the Closing Date, (a) there is no organizing activity involving any Credit Party pending or, to any Credit Party's knowledge, threatened by any labor union or group of employees, (b) there are no representation proceedings pending or, to any Credit Party's knowledge, threatened with the National Labor Relations Board, and (c) no labor organization or group of employees of any Credit Party has pending any demand for recognition, and such Credit Party shall give to Lender prompt written notice of any of the foregoing occurring after the Closing Date.

         3.8. Ventures, Subsidiaries and Affiliates; Outstanding Stock and
              ------------------------------------------------------------
Indebtedness. As of the Closing Date, all outstanding Stock and Indebtedness of
------------
each Credit Party, and the holders (including group or affiliated holders known to any Credit Party) of ten percent (10%) or more of the Stock of each Credit Party and MLC is as described in Disclosure Schedule (3.8). After the Closing
                                 -------------------------
Date each Credit Party will give Lender prompt notice of (a) each issuance of Stock or change in ownership representing ten percent (10%) or more of the ownership of any of its or MLC's Stock, (b) any issuance or transfer of its Stock that is intended to be an item of Collateral, and (c) each Change of Control of such Credit Party.

         3.9. Government Regulation. No Credit Party is or will be subject to or
              ---------------------
be regulated under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act or any other Federal or state statute, rule or regulation that restricts or limits such Person's ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents or the Acquisition Documents, except to the extent Borrower is subject to the Investment Company Act of 1940 as a result of being controlled by MLC (provided, being subject to the Investment Company Act in such manner does not and shall not restrict or limit Borrower's ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents or the Acquisition Documents). The making of the Loans, the application of the proceeds and repayment thereof by Borrower or any other Credit Party, and the consummation of the transactions contemplated by the Loan Documents and the Acquisition Documents do not and will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         3.10. Margin Regulations. No Credit Party owns or will own any "margin
               ------------------
security," as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the Loans will be used directly or indirectly for (a) purchasing or carrying any margin security, (b) reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security, or (c) any purpose which might cause any of the Loans or this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. No Credit Party will take or permit to be taken any action which might cause any Loan Document to violate any regulation of the Federal Reserve Board.

     3.11. Taxes.
           -----

              (a) All tax returns, reports and statements required by any Governmental Authority to be filed by Borrower, any other Credit Party and, to the best of Borrower's knowledge, Seller have, as of the Closing Date, been filed and (other than with respect to Seller) will, until the Termination Date, be filed with the appropriate Governmental Authority, and all Charges and other impositions shown thereon have been and will be paid when due. Proper and accurate amounts have been and will be withheld by Borrower and each other Credit Party (and to the best of Borrower's knowledge, by Seller with respect to the period prior to the Closing Date) from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of all applicable law, and such withholdings have and will be timely paid to the respective Governmental Authorities. Borrower and each other Credit Party executing this Agreement represents and promises that none of Borrower, any other Credit Party or, to the best of Borrower's knowledge, Seller: (i) has executed or filed, or will execute or file, with any Governmental Authority, any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges; (ii) has agreed or been requested to make any adjustment in accounting method; (iii) is a party to any tax sharing agreement; or (iv) is currently being audited by any Governmental Authority. There are no assessments or threatened assessments outstanding against any Credit Party.

              (b) Each Credit Party may contest, by proper legal actions or proceedings, the validity or amount of any Charges; provided, that at the time
                                                    --------
of commencement of any such action or proceeding: (i) no Default or Event of Default shall have occurred; (ii) adequate reserves with respect thereto are established on the books of the contesting Person in accordance with GAAP; (iii) such contest operates to suspend collection of the contested Charges and is maintained and prosecuted continuously with diligence; (iv) none of the Collateral would be subject to forfeiture or loss of Lien thereby; (v) no Lien shall be imposed or be attempted to be imposed by any Governmental Authority for such Charges or claims during such action or proceeding; (vi) the contesting Person shall promptly pay or discharge any contested Charge and shall deliver to Lender evidence acceptable to Lender of such compliance, payment or discharge, if such contest is terminated or discontinued adversely; and (vii) Lender has not advised any Credit Party in writing that Lender reasonably believes that nonpayment or nondischarge thereof could reasonably be expected to have a Material Adverse Effect.

     3.12. ERISA.
           ------

              (a) As of the Closing Date, Disclosure Schedule (3.12) lists all
                                          --------------------------
Plans. Borrower shall give Lender prior written notice of the establishment of any Plan. Each Credit Party is and will remain in compliance with all requirements of each Plan, and each Plan complies with and is operated, and will continue to be operated, in compliance with all applicable provisions of law in all respects. Each Qualified Plan and each related trust has been determined by the IRS to qualify and will continue to qualify under, and be exempt from tax under, the IRC. Nothing has occurred or will be permitted to occur which would cause the loss of such qualification or tax-exempt status. All required contributions have been and will be made in accordance with the provisions of each Plan, and with respect to any Credit Party or any ERISA Affiliate, there are and will be no Unfunded Pension Liabilities or Withdrawal Liabilities. No Credit Party has engaged or will engage in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA.

              (b) No ERISA Event has occurred or will be permitted to occur. No Retiree Welfare Plan exists or will be adopted (except as may be required by law). No liability under any Title IV Plan has been or will be funded, nor has such obligation been (nor will it be) satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's and the equivalent by each other nationally recognized rating agency.

     3.13. Litigation. As of the Closing Date, except as disclosed in Disclosure
           ----------                                                 ----------
Schedule (3.13) no Claim is pending or threatened against any Credit Party which
---------------
(a) challenges any such Person's right, power, or competence to enter into or perform any of its obligations under the Loan Documents or the Acquisition Documents, the validity or enforceability of any Loan Document or Acquisition Document or any action taken thereunder, or (b) whether or not determined adversely, could reasonably be expected to have a Material Adverse Effect. Each Credit Party shall notify Lender in writing promptly upon learning of the existence or commencement of any Claim commenced or threatened against any Credit Party that: (x) may involve an amount in excess of $10,000; (y) could reasonably be expected to have a Material Adverse Effect whether or not determined adversely; or (z) regardless of amount (i) is asserted or instituted, against any Plan, its fiduciaries or its assets, or against any Credit Party or any ERISA Affiliate in connection with any Plan, (ii) includes any demand for injunctive relief, (iii) alleges criminal misconduct by any Credit Party, or (iv) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities and Costs.

     3.14. Brokers. No broker or finder acting on behalf of any Credit Party or
           -------
MLC brought about the obtaining, making or closing of the Loans or the transactions contemplated by the Loan Documents, and no Credit Party nor MLC has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     3.15. Intellectual Property. As of the Closing Date, each Credit Party owns
           ---------------------
or has the right to use and will own or have the right to use all Intellectual Property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it in the most recent Projections delivered to Lender, and each such item (that is registrable) of Intellectual Property is listed, together with application or registration numbers, where applicable, in Disclosure Schedule (3.15). Each Credit Party will give Lender
               --------------------------
prompt written notice of any change in the status of any of its Intellectual Property. Each Credit Party conducts and will continue to conduct its affairs and business without infringement of or interference with any Intellectual Property of any other Person. Each Credit Party shall notify Lender immediately if it knows or discovers that any of any Credit Party's Intellectual Property is or may become infringed upon, misappropriated or abandoned, or of any other adverse determination or development.

     3.16. Full Disclosure. No information contained in the Loan Documents, the
           ---------------
Financial Statements or any written statement furnished by or on behalf of any Credit Party or MLC under this Agreement, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. As of the Closing Date, each Credit Party and MLC has provided Lender and will continue to provide Lender with a true, complete and correct copy of each material contract (including, without limitation, each Acquisition Document and each material contract being acquired in the Acquisition) executed by any Credit Party.

     3.17. Hazardous Materials.
           -------------------

              (a) As of the Closing Date, each real property location owned, leased or occupied by each Credit Party (the "Subject Property") is and will continue to be maintained free of contamination from any Hazardous Material. Each Credit Party: (i) shall comply with all applicable Environmental Laws and Environmental Permits; (ii) shall notify Lender in writing within seven (7) days if and when it becomes aware of any incident or ongoing case of non-compliance or Release (regardless of when such Release may have occurred) upon any Subject Property; and (iii) shall promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it or any other Credit Party in connection with any such Release or any other matter relating to the Environmental Laws that may affect Borrower or any other Credit Party. As of the Closing Date, Disclosure Schedule (3.17) discloses existing or
                               --------------------------
potential environmental liabilities of each Credit Party that could result in Environmental Liabilities and Costs, and each Credit Party will promptly notify Lender in writing of any such liabilities arising after the Closing Date. As of the Closing Date, no Credit Party has caused, permitted or suffered, or will cause, permit or suffer to occur any Release (including any such occurrence prior to the Acquisition) at, under, above or within any Subject Property, or the presence, use, generation, manufacture, installation, or storage of any Hazardous Materials on, under, in or about any Subject Property or the transportation of any Hazardous Materials to or from any Subject Property except to the extent such use, generation, manufacture, installation, storage or transportation is conducted in compliance with all Environmental Laws and Environmental Permits. Neither Borrower nor any other Credit Party is or will become involved in operations that could lead to the imposition of Environmental Liabilities or Costs, and no sub-tenant of any Credit Party is permitted, or will be permitted, to engage in any such activity.

(b) Borrower acknowledges and agrees that Lender (i) is not now, and has not ever been, in control of any of the Subject Property or the affairs of Borrower or any other Credit Party, and (ii) does not have the capacity through the provisions of the Loan Documents to influence Borrower's or any other Credit Party's conduct with respect to the ownership, operation or management of any of the Subject Property.

     3.18. Insurance. As of the Closing Date, Disclosure Schedule (3.18) lists
           ---------                          --------------------------
all insurance of any nature maintained for current occurrences by Borrower and each other Credit Party, as well as a summary of the terms of such insurance. Borrower shall deliver to Lender endorsements to all of its and those of its Subsidiaries' (a) "All Risk" and business interruption insurance policies naming Lender loss payee, and (b) general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. All insurance policies shall provide by endorsement, or an independent instrument furnished to Lender, that the insurance companies will give Lender at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Borrower hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Lender. Lender reserves the right at any time, upon review of each Credit Party's risk profile, to require additional forms and limits of insurance to adequately protect Lender's interests in accordance with Lender's normal practice for similarly situated borrowers, and if the circumstances are unusual, in Lender's sole opinion. Each Credit Party executing this Agreement shall, on each anniversary of the Closing Date and from time to time at Lender's request, deliver to Lender a report by a reputable insurance broker, satisfactory to Lender, with respect to such Person's insurance policies.

     3.19. Deposit and Disbursement Accounts. As of the Closing Date, Disclosure
           ---------------------------------                          ----------
Schedule (3.19) lists all banks and other financial institutions at which
---------------
Borrower maintains deposits and/or other accounts, including the Disbursement Account, and such Disclosure Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. Borrower will not establish any other depository or other bank account with any financial institution of any kind. All payments to Borrower shall be made to or paid into the accounts specified by Lender in Schedule D.
                                              ----------

     3.20. Accounts. Borrower promises to perform and comply with all
           --------
obligations in respect of each item of Collateral. Borrower represents and promises that, as of the date of each Borrowing Base Certificate delivered to Lender, each Account shown on such Borrowing Base Certificate is an Eligible Account. Borrower has not agreed and will not agree: (a) with any Account Debtor for any deduction from any Account except a discount or allowance allowed by Borrower in the ordinary course of its business for prompt payment; (b) to any extension of the time of payment of any Eligible Account; (c) to compromise or settle any Eligible Account for less than the full amount thereof; or (d) to release, in whole or in part, any Person liable for the payment of any Account; provided, that Borrower may permit deductions, extensions, compromises,
--------
settlements and releases of the Accounts described in clauses (b) through (d) which, in the aggregate during any Fiscal Quarter will not exceed $10,000.

     3.21. Inventory. Borrower represents and promises that, as of the date of
           ---------
each Borrowing Base Certificate delivered to Lender, each item of Inventory shown on such Borrowing Base Certificate is Eligible Inventory.

     3.22. Payment of Obligations. Each Credit Party: (a) will pay and discharge
           ----------------------
or cause to be paid and discharged all Obligations in a timely manner; and (b) prior to an Event of Default, (i) will pay and discharge, or cause to be paid and discharged, its Indebtedness (other than the Obligations) in the ordinary course of business, (ii) subject to Section 3.11(b), will pay and discharge, or cause to be paid and discharged promptly, all Charges, and (iii) will pay all lawful claims for labor, materials, supplies and services or otherwise, before any thereof shall become in default.

     3.23. Confidentiality and Press Releases. Lender and each Credit Party
           ----------------------------------
executing this Agreement agree that the terms and conditions of this Agreement are confidential. No Credit Party executing this Agreement nor MLC shall use the name of or refer to General Electric Capital Corporation (or any Affiliate thereof) or "GE Capital," or issue any press release regarding or make other public disclosure of the existence of this Agreement or its terms, without the prior written consent of Lender, except as may be required by law; provided,
                                                                   --------
that to the extent required by law, Borrower, any other Credit Party or MLC may make such disclosures, but only if Borrower shall first have afforded Lender a reasonable opportunity to review and comment upon any such legally required disclosure, press release, or use of such name; provided, further no such prior
                                                --------  -------
review shall be required with respect to any such disclosures contained in reports filed with the Securities Exchange Commission on Forms 10-K or 10-Q.

     3.24. Conduct of Business. Each Credit Party (a) shall conduct its business
           -------------------
substantially as now conducted or as otherwise permitted hereunder, and (b) shall at all times maintain, preserve and protect all of the Collateral and such Credit Party's other property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     3.25. Further Assurances; Disclosure Schedule Supplements. At any time and
           ---------------------------------------------------
from time to time, upon the written request of Lender and at the sole expense of Borrower, Borrower and each other Credit Party shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable (a) to obtain the full benefits of this Agreement, (b) to protect, preserve and maintain Lender's rights in the Collateral, or any of it, and under this Agreement, or (c) to enable Lender to exercise all or any of the rights and powers herein granted. On each anniversary of the Closing Date (or as often as Lender may require upon the occurrence and continuation of a Default or Event of Default), Borrower will supplement each Disclosure Schedule with respect to any matter hereafter arising that, if existing or occurring as of the Closing Date, would have been required to be set forth or described in such Disclosure Schedule; provided, that such
                                                          --------
supplement shall not be deemed to be an amendment thereof unless expressly consented to in writing by Lender.

     3.26. Acquisition Documents. Lender has received a complete and correct
           ---------------------
copy of each of the Acquisition Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. Each of the Acquisition Documents has been duly executed and delivered by the appropriate party thereto and is in full force and effect.

     3.27. Customer Contracts. Borrower has not entered into, or assumed, and
           ------------------
will not enter into or assume, any contracts or agreements with any of its customers, other than standard purchase orders in the form of Disclosure
Schedule 3.27.
-------------

     3.28. Hart-Scott-Rodino. Neither Borrower or Seller is required to file any
           -----------------
notification under 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act)) or the rules and regulations promulgated thereunder and no waiting period is applicable to the Acquisition under the HSR Act.

     3.29. Pledge Agreement. Within twenty (20) days of the date that the
           ----------------
Securities Exchange Commission enters an order declaring MLC is no longer an investment company under the Investment Company Act of 1940, Borrower shall cause MLC to execute and deliver the Pledge Agreement pursuant to which MLC will pledge to Lender all of the outstanding stock of Borrower (together with certificates evidencing such stock, undated stock powers executed in blank and such UCC financing statements, secretary's certificates and opinions of counsel in connection therewith as Lender may request).

     3.30. MLC Loans. Borrower shall cause MLC to make such loans to it as shall
           ---------
be necessary for no more than forty percent (40%) of the value of MLC's assets be investment securities (as defined in the Investment Company Act of 1940).

4.   FINANCIAL MATTERS; REPORTS

     4.1.  Reports and Notices. Borrower represents, agrees and promises that
           -------------------
from and after the Closing Date until the Termination Date, Borrower shall deliver to Lender:

              (a) on each Business Day a Daily Collateral Activity Report in the form of Exhibit B;
        ---------

              (b) on Tuesday following the end of each week, an aged trial balance with respect to NEC, accompanied by such supporting detail and documentation as Lender may request;

              (c) within fifteen (15) days following the end of each Fiscal Month, an aged trial balance by Account Debtor and as soon as available but in no event later than thirty (30) days following the end of each Fiscal Month, a reconciliation of the aged trail balance to Borrower's general ledger and from the general ledger to the Financial Statements for such Fiscal Month, accompanied by supporting detail and documentation as Lender may request;

              (d) as frequently as Lender may request and in any event no later than fifteen (15) days following the end of each Fiscal Month, a Borrowing Base Certificate in the form of Exhibit C as of the last day of the previous Fiscal
                           ---------
Month detailing ineligible Accounts and Inventory for adjustment to the Borrowing Base;

              (e) within fifteen (15) days following the end of each Fiscal Month, an Accounts Payable Analysis in the form of Exhibit D accompanied by an
                                                   ---------
accounts payable aging and reconciliation of the aged trial balance to Borrower's general ledger and from the general ledger to the Financial Statements for such Fiscal Month, accompanied by supporting detail and documentation as the Lender may request;

              (f) within fifteen (15) days following the end of each Fiscal Month, an Accounts Receivable Roll Forward Analysis in the form of Exhibit E;
                                                                   ---------

              (g) within fifteen (15) days following the end of each Fiscal Month, an excess inventory report and a perpetual inventory report separately setting forth raw materials, work in process and finished goods and a reconciliation of such report to the general ledger, accompanied by supporting detail and documentation as Lender may request;

              (h) within thirty (30) days following the end of each Fiscal Month, the Financial Statements for such Fiscal Month, which Financial Statements shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis, and accompanied by a certification, in the form of Exhibit
                                                                       -------
I, by the Chief Executive Officer or Chief Financial Officer of Borrower that
-
such Financial Statements are complete and correct, that there was no Default or Event of Default (or specifying those Defaults or Events of Default that he or she was aware), and showing in reasonable detail the calculations used in determining compliance with the financial covenants hereunder;

              (i) within ninety (90) days following the close of each Fiscal Year, the Financial Statements for such Fiscal Year certified without qualification by an independent certified accounting firm acceptable to Lender, which Financial Statements shall provide comparisons to budget and actual results for the prior Fiscal Year, both on a monthly and annual basis, and shall be accompanied by (i) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants hereunder, (ii) a report from Borrower's accountants to the effect that in connection with their audit examination nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred or specifying those Defaults or Events of Default of which they are aware, and (iii) any management letter that may be issued;

              (j) not less than thirty (30) days prior to the close of each Fiscal Year, an annual operating plan and the Projections, which Projections will be prepared by Borrower in good faith, with care and diligence, and using assumptions which are reasonable under the circumstances and disclosed in the Projections when delivered;

              (k) within thirty (30) days of the Closing Date, a closing balance sheet in form and substance satisfactory to Lender prepared by Borrower and accompanied by a letter of Ernst & Young LLP satisfactory to Lender as to the scope of their review which balance sheet shall definitively reflect all adjustments to Borrower's financial condition relating to the consummation of the Acquisition and the incurrence of the Obligations and provide comparisons to the pro forma balance sheet referred to in Section 2.1(m);

              (l) such other information respecting the business, financial condition, prospects or projections of Borrower or any Affiliate thereof as Lender reasonably may request from time to time; and

              (m) within fifteen (15) days following the end of each Fiscal Month, a rolling six (6) month forecast of Borrower's Receivables and orders from NEC.

     4.2.  Financial Covenants. Borrower shall not breach any of the financial
           -------------------
covenants set forth in Schedule G.

     4.3.  Other Reports. Borrower shall notify Lender promptly of any
           -------------
occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline. Borrower shall, upon the request of Lender, furnish to Lender such other reports in connection with the affairs, business, financial condition, operations, prospects or management of Borrower or any other Credit Party or the Collateral as Lender may request, all in reasonable detail, and Borrower shall advise Lender promptly, in reasonable detail, of: (a) any Lien, other than Permitted Encumbrances, attaching to or asserted against any of the Collateral; (b) any material change in the composition of the Collateral; and (c) the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect.

     4.4.  MLC Report. Borrower shall cause MLC to deliver to Lender within
           ----------
fifteen (15) days following the end of each Fiscal Month, a certificate in form and substance satisfactory to Lender setting forth as of the end of such month the calculation of the percentage of MLC's assets that are investment securities as defined in the Investment Company Act of 1940.

5.   NEGATIVE COVENANTS

     Borrower covenants and agrees (for itself and each other Credit Party) that, without Lender's prior written consent, from the Closing Date until the Termination Date, neither Borrower nor any other Credit Party shall, directly or indirectly, by operation of law or otherwise:

              (a) other than pursuant to the Acquisition, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or form any Subsidiary, except that any Subsidiary of Borrower may merge or consolidate with Borrower or another Subsidiary of Borrower (so long as Borrower is the surviving corporation from any such transaction if it is involved therein) and Borrower or any Subsidiary of Borrower may acquire all or substantially all of the assets of capital Stock of another Subsidiary of Borrower;

              (b) except as otherwise permitted in this Section 5 below, make any investment in, or make or accrue loans or advances of money to, any Person;

              (c) create, incur, assume or permit to exist any Indebtedness, except: (i) the Obligations; (ii) Indebtedness (including Purchase Money Indebtedness) other than the Obligations in an aggregate outstanding amount not exceeding $25,000; (iii) deferred taxes; (iv) the Term Loans; (v) the MLC Loan; and (vi) other Indebtedness set forth in Disclosure Schedule 5(c));
                                         -------------------------

              (d) enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates, any other Credit Party or MLC (including upstreaming and downstreaming of cash and intercompany advances) other than the MLC Loan.

              (e) make any changes in any of its business objectives, purposes, or operations which could have or reasonably be expected to have a Material Adverse Effect;

              (f) amend its charter or by-laws;

              (g) incur any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of Borrower, and (ii) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement;

              (h) create or permit any Lien on any of its properties or assets, except for Permitted Encumbrances;

              (i) sell, transfer, convey, assign or otherwise dispose of any its assets or properties, including its Accounts (provided, that the foregoing shall
                                              --------
not prohibit the sale of Inventory or obsolete or unnecessary Equipment or real estate in the ordinary course of its business);

              (j) take any action or omit to take any action, which act or omission would constitute a material default or an event of default pursuant to, or noncompliance with, any contract, lease, mortgage, deed of trust or instrument to which it is a party or by which it or any of its property is bound, or any document creating a Lien;

              (k) cancel any debt owing to it, except for reasonable consideration and in the ordinary course of its business or as otherwise permitted in Section 3.20;

              (l) make or permit any Restricted Payment; or

              (m) engage in any business other than that presently engaged in or proposed to be engaged in the Projections delivered to Lender on the Closing Date.

6.   SECURITY INTEREST

     6.1.  Grant of Security Interest.
           --------------------------

              (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Lender to enter into the Loan Documents and to make the Loans provided for herein, Borrower hereby grants to Lender a security interest in and Lien upon all of its right, title and interest in the Collateral.

              (b) Borrower and Lender agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender. Borrower represents, warrants and promises to Lender that: (i) upon and as a result of the filing of appropriate financing statements in the jurisdictions listed in Disclosure Schedule (6.1), such Liens are and will be
                        -------------------------
fully perfected Liens on and in all Collateral, which Liens are and will, until the Termination Date, be enforceable as first priority, fully perfected Liens as against all other creditors of, and purchasers from, Borrower and any other Credit Party granting a Lien in Collateral (other than purchasers of Inventory in the ordinary course of business); (ii) all action necessary or desirable to protect and perfect such Liens in favor of Lender in all of the Collateral has been duly taken; (iii) except for Permitted Encumbrances, Borrower (and any other Credit Party granting a Lien in Collateral) is and will be the sole owner of each such item of the Collateral in which a Lien is granted under the Loan Documents (other than consigned goods specifically identified in Disclosure
                                                                 ----------
Schedule (6.1)), and has and will have good and marketable title to such
---------------
Collateral free and clear of any and all other Liens, and (iv) no effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those filed by Borrower (and any other Credit Party granting a Lien to Lender in Collateral) in favor of Lender pursuant to the Loan Documents, and those relating to other Permitted Encumbrances.

              (c) Borrower promises to defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and shall take such actions, including (i) the prompt delivery of all original Instruments, Chattel Paper and certificated Stock owned by Borrower to Lender, (ii) notification of Lender's interest in Collateral at Lender's request, or (iii) the institution of litigation against third parties as shall be prudent in order to protect and preserve Borrower's and Lender's respective and several interests in the Collateral. Borrower (and any other Credit Party granting a Lien in Collateral) shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents. All Chattel Paper shall be marked with the following legend:
"This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation."

     6.2.  Lender's Rights.
           ---------------

              (a) Lender may, (i) at any time in Lender's own name or in the name of Borrower, communicate with Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper or other Collateral, and (ii) at any time and without prior notice to Borrower, notify Account Debtors, parties to Contracts, and obligors in respect of Chattel Paper, Instruments, or other Collateral that the Collateral has been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral.

              (b) It is expressly agreed by Borrower that, notwithstanding anything herein to the contrary, Borrower shall remain liable under each Contract and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any Contract or License (between Borrower or any other Credit Party and any Person other than Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract or License.

              (c) Borrower shall, with respect to each property or facility owned, leased, or controlled by Borrower, during normal business hours and upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times): (i) provide access to such facility or property to Lender and any of its officers, employees and agents, as frequently as Lender determines to be appropriate; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower's and each other Credit Party's Books and Records; and (iii) permit Lender to inspect, review, evaluate and make physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that Lender considers advisable, and Borrower agrees to render to Lender, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Borrower shall make available to Lender and its counsel, as quickly as practicable under the circumstances, originals or copies of all Borrower's and each other Credit Party's Books and Records and any other instruments and documents which Lender may request. Borrower shall deliver any document or instrument reasonably necessary for Lender, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower or any other Credit Party.

              (d) Upon the occurrence and continuation of a Default or Event of Default, Borrower, at its own expense, shall cause the certified public accountant then engaged by Borrower to prepare and deliver to Lender at any time and from time to time, promptly upon Lender's request, the following reports:
(i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) test verifications of such Accounts as Lender may request. Borrower, at its own expense, shall cause its certified independent public accountants to deliver to Lender the results of any physical verifications of all or any portion of the Inventory made or observed by such accountants when and if such verification is conducted. Lender shall be permitted to observe and consult with Borrower's accountants in the performance of these tasks.

     6.3.  Lender's Appointment as Attorney-in-fact. On the Closing Date
           ----------------------------------------
Borrower shall execute and deliver the Power of Attorney in the form attached as Exhibit H. The power of attorney granted pursuant to the Power of Attorney is a
---------
power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender agrees and promises that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing (provided that regardless of whether an Event of Default has occurred and is continuing Lender may execute UCC financing statements on behalf of Borrower that it deems advisable to perfect its Liens under any Loan Document), (b) Lender shall only exercise the powers granted under the Power of Attorney in respect of Collateral, and (c) upon request of Borrower, Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to use of the Power of Attorney; provided, that Lender shall not have any other duty as to
                       --------
any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY OR OTHERWISE, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. Borrower also hereby authorizes Lender to file any financing or continuation statement without the signature of Borrower to the extent permitted by applicable law.

     6.4.  Grant of License to Use Intellectual Property Collateral. For the
           --------------------------------------------------------
purpose of enabling Lender to exercise its rights and remedies under the Loan Documents, Borrower hereby grants to Lender an irrevocable, non-exclusive license (exercisable upon the occurrence of an Event of Default without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third person; provided, that such license will terminate on the Termination Date.
--------

     6.5.  Reinstatement. The provisions of this Section 6 shall remain in full
           -------------
force and effect and continue to be effective even if: (a) any petition is filed by or against Borrower for liquidation or reorganization; (b) Borrower becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of Borrower's assets; or
(d) at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations and Lender's Liens in the Collateral shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored or returned.

7. EVENTS OF DEFAULT, RIGHTS AND REMEDIES

     7.1.  Events of Default. The occurrence of any one or more of the following
           -----------------
events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

              (a) Borrower shall fail to make any payment in respect of any Obligations when due and payable or declared due and payable; or

              (b) Borrower, any other Credit Party or MLC shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement or any of the other Loan Documents, regardless of whether such breach involves a covenant, promise, agreement, condition, requirement, term or provision with respect to a Credit Party that has not signed this Agreement or MLC; provided, that a breach of any covenant in Sections 3.1(a)(iv), 3.1(b)(ii),
     --------
3.11 or 3.12 shall not constitute an Event of Default unless such breach is not cured within ten (10) days of the date such breach occurred; or

              (c) an event of default shall occur (and the grace and cure periods applicable thereto (if any) shall have expired without cure) under any other material agreement, document or instrument to which Borrower, any other Credit Party is a party (including, without limitation, any agreement, instrument or document executed in connection with the Term Loans or the Seller Notes), or by which any such Person or its property is bound, and such event of default (i) involves the failure to make any payment, whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding the Minimum Actionable Amount, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding the Minimum Actionable Amount to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

              (d) any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Lender by Borrower, any other Credit Party or MLC shall be untrue or incorrect as of the date when made in any material respect, regardless of whether such breach involves a representation or warranty with respect to a Credit Party that has not signed this Agreement or MLC; or

              (e) any of the assets of Borrower, any other Credit Party or MLC shall be attached, seized, levied upon or subjected to a writ or distress warrant; or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Person, and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Person other than Borrower shall apply for the appointment of a receiver, trustee or custodian for any of Borrower's assets (or those of any other Credit Party or MLC) and shall remain unstayed or undismissed for sixty (60) consecutive days; or Borrower, any other Credit Party or MLC shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; provided, it is agreed
                                                      --------
that this clause (e) shall not apply to the assets of any Subsidiary of MLC other than Borrower; or

              (f) a case or proceeding shall have been commenced involuntarily in a court having competent jurisdiction seeking a decree or order: (i) against Borrower, any other Credit Party or MLC under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (a) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Person or of any substantial part of its properties, or (b) the reorganization or winding up or liquidation of the affairs of any such Person and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) invalidating or denying (a) any Person's right, power, or competence to enter into or perform any of its obligations under any Loan Document, or (b) the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

              (g) Borrower, any other Credit Party or MLC shall (i) file a petition under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any such Person or of any substantial part of its properties, (iii) fail generally to pay (or admit in writing its inability to pay) its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action; or

              (h) final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of the Minimum Actionable Amount in the aggregate shall be rendered against Borrower or any other Credit Party, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment; or

              (i) any other event shall have occurred which could reasonably be expected to have a Material Adverse Effect and Lender shall have given Borrower notice thereof; or

              (j) any Lien or any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral covered or purported to be covered thereby; or

              (k) any Change of Control shall occur with respect to Borrower or MLC; or

              (l) within two hundred (200) days of the Closing Date the Securities Exchange Commission shall not have issued an order declaring that MLC is no longer an investment company under the Investment Company Act of 1940.

     7.2.  Remedies.
           --------

              (a) If any Default or Event of Default shall have occurred and be continuing, then Lender may exercise one or more of the following remedies: (i) upon notice to Borrower from Lender, increase the rate of interest applicable to the Loans and the Letter of Credit Fee to the Default Rate, as provided in
Section 1.5(d), effective as of the date of the initial Default; or (ii) terminate or suspend its obligation to make further Revolving Credit Advances and to incur additional Letter of Credit Obligations. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (1) declare all or any portion of the Obligations to be forthwith due and payable, including contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable; (2) require that all Letter of Credit Obligations be fully cash collateralized pursuant to Schedule C; or (3)
                                                            ----------
exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that
                                                                  --------
upon the occurrence of an Event of Default specified in Sections 7.1(e), (f) or
(g), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Loans, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Lender.

              (b) Without limiting the generality of the foregoing, Borrower expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without rent or other charge for such sales or other action with respect to the Collateral for such time or times as Lender deems necessary or advisable.

              (c) Borrower further agrees, upon the occurrence of an Event of Default and at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Borrower's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Lender shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such

Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that ten
(10) days prior notice by Lender to Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

               (d) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid, unenforceable, in whole or in part.

     7.3. Waivers by Borrower.  Except as otherwise provided for in this
          -------------------
Agreement and to the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Note or any other notes, commercial paper, Accounts, Contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which Borrower may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.

     7.4. Proceeds.  The Proceeds of any sale, disposition or other
          --------
realization upon any Collateral shall be applied by Lender upon receipt, in the following order of priorities: first, to reimburse or pay in full the actual and
                               -----
reasonable expenses of Lender incurred in connection with such sale, disposition or other realization, including all other expenses, liabilities and advances incurred or made by Lender in connection therewith; second, to Lender as
                                                    ------
specified in Section 1.11; third, to cash collateralize any outstanding Letter
                            -----
 of Credit Obligations pursuant to Schedule C; and finally, after payment and
                                   ----------      -------
satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), the surplus, if any, to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

8.   Successors and Assigns

     Each Loan Document shall be binding on and shall inure to the benefit of Borrower and each other Credit Party executing such Loan Document, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Neither Borrower nor any other Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of Lender. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower or such Credit Party without the prior express written consent of Lender shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower the other Credit Parties and Lender with respect to the transactions contemplated hereby and thereby, and there shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell a participation in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

9.   Miscellaneous

     9.1. Complete Agreement; Modification of Agreement.  The Loan Documents
          ---------------------------------------------
constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by Lender, Borrower, any other Credit Party executing this Agreement or any other Loan Document and MLC. Borrower, each other Credit Party executing this Agreement or any other Loan Document and MLC shall have all of its respective duties and obligations under this Agreement and such other Loan Document from the date of its execution and delivery, regardless of whether the initial Loan has been funded at that time.

     9.2. Expenses.  Borrower shall reimburse Lender for all reasonable
          --------
out-of-pocket expenses as set forth in Schedule E.
                                       ----------

     9.3. No Waiver.  Neither Lender's failure, at any time or times, to require
          ---------
strict performance by Borrower, any other Credit Party or MLC of any provision of any Loan Document, nor Lender's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, (a) shall waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default, Event of Default, or other provision under the Loan Documents shall not suspend, waive or affect any other Default or Event of Default under any Loan Document, whether the same is prior or subsequent thereto and whether of the same or of a different type, and shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower, any other Credit Party or MLC to Lender contained in any Loan Document and no Default or Event of Default by Borrower, any other Credit Party or MLC under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

     9.4. Severability.  Wherever possible, each provision of the Loan Documents
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, indemnities, and liabilities of Borrower, any other Credit Party or MLC or the rights of Lender relating to any unpaid Obligation, due or not due, liquidated, contingent or unliquidated, or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Maturity Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower, any other Credit Party or MLC and all rights of Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the indemnity obligations of
                                   --------
the Credit Parties and MLC under the Loan Documents shall survive the Termination Date.

     9.5. Conflict of Terms.  Except as otherwise provided in any Loan
          -----------------
Document by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any other Loan Document, the provision contained in this Agreement shall govern and control.

     9.6. Authorized Signature.  Until Lender shall be notified by Borrower, any
          --------------------
other Credit Party or MLC to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender's officers, agents, or employees to be that of an officer of Borrower, such other Credit Party or MLC listed in the Secretarial Certificate in the form of Exhibit
                                                                         -------
G or Exhibit J, as applicable, shall bind Borrower, such other Credit Party and
-    ---------
MLC and be deemed to be the act of Borrower, such other Credit Party or MLC affixed pursuant to and in accordance with resolutions duly adopted by Borrower's, such other Credit Party's or MLC's Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance of such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

     9.7.  Notices.  Except as otherwise provided herein, whenever any notice,
           -------
demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 9.7), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule 1.1 or to such other address (or facsimile number)
                    ------------
as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Lender) designated in Schedule 1.1 to receive
                                                     ------------
copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     9.8.  Section Titles.  The Section titles and Table of Contents contained
           --------------
in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     9.9.  Counterparts.  Any Loan Document may be executed in any number of
           ------------
identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement.

     9.10.  Time of the Essence.  Time is of the essence for performance of the
            -------------------
Obligations under the Loan Documents.

     9.11.  GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF
            -------------
THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND BORROWER
                                              --------
ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF ILLINOIS ; AND FURTHER PROVIDED, THAT NOTHING IN THIS
                              --- ------- --------
AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON
                                                                     ----- ---
CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED
         ------------
COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     9.12.  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
            --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY

(RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER, BORROWER, ANY CREDIT PARTY AND MLC ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.


                                       PG NEWCO CORP.

                                       By.................................
                                       Name:  Leon F. Fiorentino
                                       Title: Vice President - Finance


                                       GENERAL ELECTRIC CAPITAL CORPORATION


                                        By.................................
                                        Name:  Steven E. Friedlander
                                        Title: Duly Authorized Signatory

                        Index of Exhibits and Schedules
Schedule A.........................................  -                  Definitions
Schedule B.........................................  -                  Disclosure Schedules (3.2, 3.6, 3.7, 3.8,
                                                                        3.12, 3.13, 3.15, 3.17, 3.18, 3.19, 3.27,
                                                                        5(c) and 6.1)
Schedule C.........................................  -                  Letters of Credit
Schedule D.........................................  -                  Cash Management System
Schedule E.........................................  -                  Fees and Expenses
Schedule F.........................................  -                  Schedule of Documents
Schedule G.........................................  -                  Financial Covenants
Schedule H.........................................  -                  Supplemental Description of Collateral
Schedule I.........................................  -                  Schedule of Acquired Assets
Schedule 1.1.......................................  -                  Lender's and Borrower's Representatives for
                                                                        Notices; Addresses
Schedule 1.6.......................................  -                  Eligible Accounts
Schedule 1.7.......................................  -                  Eligible Inventory
Exhibit A..........................................  -                  Form of Notice of Revolving Credit Advance
Exhibit B..........................................  -                  Form of Daily Collateral Activity Report
Exhibit C..........................................  -                  Form of Borrowing Base Certificate
Exhibit D..........................................  -                  Form of Accounts Payable Analysis
Exhibit E..........................................  -                  Form of Accounts Receivable Roll Forward
                                                                        Analysis
Exhibit F..........................................  -                  Form of Revolving Credit Note
Exhibit G..........................................  -                  Form of Secretarial Certificate (Borrower)
Exhibit H..........................................  -                  Form of Power of Attorney
Exhibit I..........................................  -                  Form of Certificate of Compliance
Exhibit J..........................................  -                  Form of Secretarial Certificate (MLC)
Also attached, as  applicable
 ...................................................                             Lockbox Account Agreement
 ...................................................                             Pledged Account Agreement
 ...................................................                             Landlord's Waiver and Consent

                                   Schedule A
Definitions


     In addition to the defined terms appearing below, capitalized terms used in the Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in the Agreement or in the other Loan Documents) the following respective meanings:

     "Account Debtor" shall mean any Person who may become obligated with
      --------------
respect to, or on account of, an Account.

     "Accounts" shall mean all "accounts," as such term is defined in the Code,
      --------
now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments), whether arising out of goods sold or services rendered or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all moneys due or to become due to such Person under all purchase orders and contracts for the sale of goods or the performance of services or both or in connection with any other transaction (whether or not yet earned by performance), including the right to receive the proceeds of said purchase orders and contracts; and (v) all collateral security and guarantees of any kind given by any other Person with respected to any of the foregoing.

     "Accounts Payable Analysis" shall mean a certificate in the form of Exhibit
      -------------------------                                          -------
D.
-

     "Accounts Receivable Roll Forward Analysis" shall mean a certificate in the
      -----------------------------------------
form of Exhibit E.
        ---------

     "Acquisition" shall mean the acquisition by Borrower pursuant to the
      -----------
Acquisition Documents of substantially all of the assets of Seller more specifically described in Schedule I hereto ("Schedule of Acquired Assets").
                          ----------

     "Acquisition Documents" shall mean the Asset Purchase Agreement, dated as
      ---------------------
of April 4, 1997, by and among MLC, Borrower, Seller and the Shareholder Indemnitors listed on the signature pages thereto and any other documents or instruments entered into in connection with the Acquisition.

     "Affiliate" shall mean, with respect to any Person: (i) each Person that,
      ---------
directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Person; (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" shall mean the Loan and Security Agreement to which this
      ---------
Schedule A is attached or otherwise identified, including all Appendices
----------
attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative; provided, that except as specifically set
                                       --------
forth in the Agreement, any reference to the Disclosure Schedules to the Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender in accordance with Section 3.25.

     "Appendices" shall have the meaning assigned to it in the Recitals of the
      ----------
Agreement.

                                 Schedule A -1-

     "Books and Records" shall mean all books, records, board minutes,
      -----------------
contracts, licenses, insurance policies, environmental audits, business plans, files, accounting books and records, financial statements (actual and pro forma), and filings with Governmental Authorities.

     "Borrower" shall mean the Person identified in the Recitals of the
      --------
Agreement.

     "Borrowing Availability" shall mean, at any time, the lesser of (i) the
      ----------------------
Maximum Amount or (ii) the Borrowing Base, in each case less reserves established by Lender from time to time.

     "Borrowing Base" shall mean at any time an amount equal to the sum at such
      --------------
time of:

              Eighty five percent (85%) (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as determined by Lender) of Borrower's Eligible Accounts provided, however, the Lender (without limiting its rights to otherwise reduce the advance rate) shall reduce such advance rate by one (1) percentage point for each percentage point that the dilution (calculated as the average dilution taken from the Accounts Receivable Roll Forward Analysis) over the most recent three (3) months exceeds five percent (5%); plus
                             ----

              The lesser of (a) $3,000,000 or (b) the sum of (i) fifty percent (50%) (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value of Borrower's Eligible Inventory consisting of raw material and (ii) the lesser of
          (A) $500,000, and (B) the WIP Advance Rate (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) multiplied by the value of Borrower's Eligible Inventory consisting of work in process, valued on a first-in, first-out basis (at the lower of cost or market).

          On and after May 31, 1998, work in process shall not be included in the Borrowing Base. Finished goods shall not at any time be included in the Borrowing Base.

     "Borrowing Base Certificate" shall mean a certificate in the form of
      --------------------------
Exhibit C and shall include the Schedule of Accounts and Schedule of Inventory.
---------

     "Business Day" shall mean any day that is not a Saturday, a Sunday or a day
      ------------
on which banks are required or permitted to be closed in the State of Illinois or in the State of New York.

     "Capital Expenditures" shall mean all payments or accruals (including
      --------------------
Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and that are required to be capitalized under GAAP.

     "Capital Lease" shall mean, with respect to any Person, any lease of any
      -------------
property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet, other than, in the case of Borrower, any such lease under which Borrower is the lessor.

     "Capital Lease Obligation" shall mean, with respect to any Capital Lease,
      ------------------------
the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

     "Change of Control" shall mean MLC shall cease to own one hundred percent
      -----------------
(100%) of the capital stock of Borrower free and clear of all Liens other than the Lien of Lender.

     "Charges" shall mean all Federal, state, county, city, municipal, local,
      -------
foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of any Credit

2
                                Schedule A -2-

Party, (iv) the ownership or use of any assets by any Credit Party, or (v) any other aspect of any Credit Party's business.

     "Chattel Paper" shall mean all "chattel paper," as such term is defined in
      -------------
the Code, now owned or hereafter acquired by any Person, wherever located.

     "Claim" shall mean any and all: suits, actions, or proceedings in any court
      -----
or forum, at law, in equity or otherwise; any costs, fines, deficiencies, or penalties; any asserted claims or demands by any Person; any arbitration demands, proceedings or awards; any damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of collection, defense or appeal); any enforcement of rights and remedies; or any criminal, civil or regulatory investigations.

     "Closing Date" shall mean the Business Day on which the conditions
      ------------
precedent set forth in Section 2 have been satisfied or specifically waived in writing by Lender, and the initial Loan has been made.

     "Closing Fee" shall have the meaning assigned to it in Schedule E.
      -----------                                           ----------

     "Code" shall mean the Uniform Commercial Code as the same may, from time to
      ----
time, be in effect in the State of Illinois; provided, that in the event that,
                                             --------
by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of the Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     "Collateral" shall mean the property, now existing or hereafter acquired or
      ----------
existing, real or personal, tangible or intangible, and whether owned by, consigned to, or held by, or under the care, custody or control of Borrower or any other Credit Party, that at any time hereafter becomes subject to a pledge, security interest or Lien in favor of Lender to secure the Obligations, including all cash, cash equivalents, Accounts, bank and deposit accounts and deposits, investment property, commodity contracts, Inventory, Equipment, Goods, Chattel Paper, Documents, Instruments, Books and Records, real property interests, General Intangibles (including all Intellectual Property, Stock, Claims, contract rights, and choses in action), and all of Borrower's or such Credit Party's other interests in property of every kind and description, and the products, profits, rents of, dividends or distributions on, accessions to, and all Proceeds (including insurance proceeds) of any of the foregoing, regardless of whether the Collateral, or any of it, is property as to which the Code provides for the perfection of a security interest, and all rights and remedies applicable to such property, and including all other property described in Schedule H, but excluding in all events Hazardous Materials; provided,
   ----------                                                   --------
however, so long as all of the proceeds of the MLC Loan are kept in a deposit
-------
account in which no other funds are deposited, the proceeds of the MLC Loan shall not be Collateral.

     "Collection Account" shall mean that certain account of Lender, account
      ------------------
number 50-232-854 in the name of GECC-CAF Depository at Bankers Trust Company, 1 Bankers Trust Plaza, New York, New York, ABA number 021-001-033.

     "Commitment Maturity Date" shall mean the earliest of (i) May 29, 2000,
      ------------------------
(ii) the date Lender's obligation to advance funds is terminated and the Obligations are declared to be due and payable pursuant to Section 7.2, and
(iii) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(c).

     "Commitment Termination Date" shall mean the earliest of (i) May 29, 2000,
      ---------------------------
(ii) the date of termination of Lender's obligation to advance funds pursuant to
Section 7.2, and (iii) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(c).

     "Contracts" shall mean all the contracts, undertakings, or agreements
      ---------
(other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                                Schedule A -3-

     "Copyright License" shall mean rights under any written agreement now owned
      -----------------
or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

     "Copyrights" shall mean all of the following now owned or hereafter
      ----------
acquired by any Person: (i) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (ii) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

     "Credit Party" shall mean Borrower, each of its Subsidiaries, and each
      ------------
Guarantor who has incurred obligations under or in respect of the Agreement or granted Lender a Lien on Collateral in support of the Obligations with or without direct liability, and each co-Borrower or other Person, other than Lender and Borrower, who has executed the Agreement or any other Loan Document; provided, however, that notwithstanding anything to the contrary contained in
--------  -------
this Agreement, it is understood and agreed that MLC and CMC Heartland Partners are not Credit Parties.

     "Daily Collateral Activity Report" shall mean a certificate in the form of
      --------------------------------
Exhibit B.
---------

     "Default" shall mean any event which, with the passage of time or notice or
      -------
both, would, unless cured or waived, become an Event of Default.

     "Default Rate" shall have the meaning assigned to it in Section 1.5(d).
      ------------

     "Disbursement Account" shall have the meaning assigned to it in Schedule D.
      --------------------                                           ----------

     "DOL" shall mean the United States Department of Labor or any successor
      ---
thereto.

     "Documents" shall mean all "documents," as such term is defined in the
      ---------
Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

     "Eligible Accounts" shall have the meaning assigned to it in Schedule 1.6.
      -----------------                                           ------------

     "Eligible Inventory" shall have the meaning assigned to it in Schedule 1.7.
      ------------------                                           ------------

     "Environmental Laws" shall mean all Federal, state and local laws,
      ------------------
statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. (S)(S) 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act (49 U.S.C. (S)(S) 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. (S)(S) 136 et seq.); the Resource Conservation and Recovery Act (42 U.S.C. (S)(S) 6901 et seq.) ("RCRA"); the Toxic Substance Control Act (15 U.S.C. (S)(S) 2601 et seq.); the Clean Air Act (42 U.S.C. (S)(S) 740 et seq.); the Federal Water Pollution Control Act (33 U.S.C. (S)(S) 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C.
(S)(S) 651 et seq.) ("OSHA"); and the Safe Drinking Water Act (42 U.S.C. (S)(S) 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state and local counterparts or equivalents and any transfer of ownership notification or approval statutes.

     "Environmental Liabilities and Costs" shall mean all liabilities,
      -----------------------------------
obligations, responsibilities, remedial actions, removal costs, losses, damages, punitive damages, consequential damages, treble damages, costs and

4
                                Schedule A -4-
expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release, or the presence of a Hazardous Material.

     "Environmental Permits" shall mean all permits, licenses, administrative
      ---------------------
orders, consent orders, consent decrees, governmental agency agreements or other written documents detailing required environmental performance expected of Borrower or any other Credit Party by any Governmental Authority.

     "Equipment" shall mean all "equipment" as such term is defined in the Code,
      ---------
now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description which may be now or hereafter used in such Person's operations or which are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or
      -----
any successor legislation thereto), and any regulations promulgated thereunder.

     "ERISA Affiliate" shall mean any trade or business (whether or not
      ---------------
incorporated) which is a member of a "controlled group of corporations," a group of trades or businesses under "common control," or an "affiliated service group," which includes Borrower or any Credit Party, within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

     "ERISA Event" shall mean: (i) any of the events described in Section
      -----------
4043(c) of ERISA with respect to a Title IV Plan or a Multiemployer Plan with respect to which the thirty (30) day notice requirement has not been waived by regulation; (ii) the withdrawal of Borrower, any other Credit Party or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer," as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of Borrower, any other Credit Party or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (v) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by PBGC; (vi) a transfer, within the preceding five (5) years which resulted or will result in a Title IV Plan with Unfunded Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of Borrower or any other Credit Party; or (vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan, or which results in the reorganization of or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA, or the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

     "Event of Default" shall have the meaning assigned to it in Section 7.1.
      ----------------

     "Federal Reserve Board" shall have the meaning assigned to it in Section
      ---------------------
3.10.

     "Fees" shall mean the fees due to Lender as set forth in Schedule E.
      ----                                                    ----------

     "Financial Statements" shall mean the consolidated and consolidating income
      --------------------
statement, balance sheet and statement of cash flows of Borrower and its Subsidiaries, internally prepared for each Fiscal Month, and audited for each Fiscal Year, prepared in accordance with GAAP.

     "Fiscal Month" shall mean any of the monthly accounting periods of
      ------------
Borrower.

     "Fiscal Quarter" shall mean any of the quarterly accounting periods of
      --------------
Borrower.

                                Schedule A -5-

     "Fiscal Year" shall mean the twelve (12) month period of Borrower ending
      -----------
December 31 of each year. Subsequent changes of the fiscal year of Borrower shall not change the term "Fiscal Year" unless Lender shall consent in writing to such change.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America as in effect from time to time, consistently applied.

     "GE Capital" shall mean General Electric Capital Corporation, a New York
      ----------
corporation, and its successors and assigns.

     "General Intangibles" shall mean all "general intangibles," as such term is
      -------------------
defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any Contract, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification.

     "Goods" shall mean all "goods," as such term is defined in the Code, now
      -----
owned or hereafter acquired by any Person, wherever located, including movables, fixtures, equipment, inventory, or other tangible personal property.

     "Goodwill" shall mean all goodwill, trade secrets, proprietary or
      --------
confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of
      -----------------------
such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person: (i) to purchase or repurchase any such primary obligation; (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) to indemnify the owner of such primary obligation against loss in respect thereof.

     "Guarantor" shall mean each Person which executes a guaranty or a support,
      ---------
put or other similar agreement in favor of Lender in connection with the transactions contemplated by the Agreement.

     "Guaranty" shall mean any agreement to perform all or any portion of the
      --------
Obligations on behalf of Borrower or any other Credit Party, in favor of, and in form and substance satisfactory to, Lender, together with all amendments, modifications and supplements thereto, and shall refer to such Guaranty as the same may be in effect at the time such reference becomes operative.

     "Hazardous Material" shall mean any substance, material or waste, the
      ------------------
generation, handling, storage, treatment or disposal of which is regulated by any Governmental Authority, or forms the bases of liability now or hereafter under, any Environmental Law in any jurisdiction in which Borrower, Seller or any

6
                                Schedule A -6-
other Credit Party has owned, leased, or operated real property or disposed of hazardous materials, including any material or substance which (i) is defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste" or other similar term or phrase under any Environmental Laws, or (ii) constitutes petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls, radioactive substances, volatile hydrocarbons or industrial solvents.

     "Indebtedness" of any Person shall mean:  (i) all indebtedness of such
      ------------
Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations; (v) all Guaranteed Indebtedness; (vi) all Indebtedness referred to in clauses (i),
(ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (vii) the Obligations; and (viii) all liabilities under Title IV of ERISA.

     "Indemnified Person" shall have the meaning assigned to it in Section
      ------------------
1.13(a).

     "Index Rate" shall mean the latest rate for thirty (30) day dealer placed
      ----------
commercial paper which normally is published in the "Money Rates" section of The Wall Street Journal (or if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select).

     "Instruments" shall mean all "instruments," as such term is defined in the
      -----------
Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Intellectual Property" shall mean any and all Licenses, Patents,
      ---------------------
Copyrights and Trademarks.

     "Intercreditor Agreement" shall mean the Intercreditor Agreement between
      -----------------------
Lender and Term Lender in form and substance satisfactory to Lender, together with all amendments, modifications and supplements thereto.

     "Inventory" shall mean all "inventory," as such term is defined in the
      ---------
Code, now or hereafter owned or acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property which are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

     "IRC" shall mean the Internal Revenue Code of 1986, and any successor
      ---
thereto.

     "IRS" shall mean the Internal Revenue Service, or any successor thereto.
      ---

     "Lender" shall mean GE Capital and, if at any time GE Capital shall decide
      ------
to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

     "Letters of Credit" shall mean any and all commercial or standby letters of
      -----------------
credit issued at the request and for the account of Borrower for which Lender has incurred Letter of Credit Obligations.

     "Letter of Credit Fee" shall have the meaning assigned to it in Schedule E.
      --------------------                                           ----------

                                Schedule A -7-

     "Letter of Credit Obligations" shall mean all outstanding obligations
      ----------------------------
incurred by Lender at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee, by Lender or another, of Letters of Credit, all as further set forth in Schedule C. The amount of such Letter of Credit Obligations at any time
   ----------
shall equal the maximum amount which may be payable by Lender thereupon or pursuant thereto at such time.

     "License" shall mean any Copyright License, Patent License, Trademark
      -------
License or other license of rights or interests now held or hereafter acquired by any Person.

     "Lien" shall mean any mortgage, security deed or deed of trust, pledge,
      ----
hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "Loan Documents"  shall mean the Agreement, the Notes, the Financial
      --------------
Statements, each Guaranty, the Power of Attorney, the Intercreditor Agreement, the patent and trademark assignment, and the other documents and instruments listed in Schedule F, and all documents, instruments, certificates, and notices
          ----------
at any time delivered by and between Lender and any Credit Party in connection with any of the foregoing (including at all times after the execution and delivery thereof, the Pledge Agreement).

     "Loans" shall mean the Revolving Credit Loan, including the Letter of
      -----
Credit Obligations.

     "Lock Box Account" shall have the meaning assigned to it in Schedule D.
      ----------------                                           ----------

     "Material Adverse Effect" shall mean:  (i) a material adverse effect on (a)
      -----------------------
the business, assets, operations, prospects or financial or other condition of Borrower (or with respect to any time prior to the Acquisition, Seller) or any other Credit Party or the industry within which Borrower (or with respect to any time prior to the Acquisition, Seller) or any other Credit Party operates, (b) Borrower's or any other Credit Party's ability to pay or perform the Obligations under the Loan Documents to which such Credit Party is a party in accordance with the terms thereof, (c) the Collateral or Lender's Liens on the Collateral or the priority of any such Lien, or (d) Lender's rights and remedies under the Agreement and the other Loan Documents; or (ii) the incurrence by Borrower (or with respect to any time prior to the Acquisition, Seller) of any liability, contingent or liquidated, which has an actual or estimated incurrence of liability, or dollar exposure or loss, greater than $25,000 to Borrower (or with respect to any time prior to the Acquisition, Seller).

     "Maximum Amount" shall mean the maximum amount of credit to be provided by
      --------------
Lender to or for the benefit of Borrower for aggregate Revolving Credit Advances and Letter of Credit Obligations outstanding at any time, without regard to the Borrowing Base or reserves, which amount, for purposes of the Agreement, is $7,000,000.

     "Minimum Actionable Amount" shall mean $25,000.
      -------------------------

     "MLC" shall mean Milwaukee Land Company, a Delaware corporation.
      ---

     "MLC Loan" shall mean the loan of [$2,000,000] made by MLC to Borrower on
      --------
or prior to the Closing Date which loan is in addition to the $7,000,000 equity contribution required by Section 2.1(k) and any additional loans made by MLC to Borrower pursuant to Section 3.30.

     "Multiemployer Plan" shall mean a "multiemployer plan," as defined in
      ------------------
Section 4001(a) (3) of ERISA, to which Borrower, any other Credit Party or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

8
                                Schedule A -8-

     "Net Borrowing Availability" shall mean at any time the Borrowing
      --------------------------
Availability less the Revolving Credit Loan.

     "Note" shall mean the Revolving Credit Note.
      ----

     "Notice of Revolving Credit Advance" shall have the meaning assigned to it
      ----------------------------------
in Section 1.1(b).

     "Obligations" shall mean all loans, advances, debts, expense reimbursement,
      -----------
fees, liabilities, and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower, any other Credit Party and MLC to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower, such Credit Party, MLC and Lender, and all covenants and duties regarding such amounts; provided, that the Obligations shall not
                                   --------
include the Term Loans. This term includes all principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of Borrower), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans.

     "Patent License" shall mean rights under any written agreement now owned or
      --------------
hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

     "Patents" shall mean all of the following in which any Person now holds or
      -------
hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof; and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor
      ----
thereto.

     "Permitted Encumbrances" shall mean the following encumbrances:  (i) Liens
      ----------------------
for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 3.11(b); (ii) pledges or deposits securing obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business;
(iv) deposits securing public or statutory obligations of Borrower; (v) inchoate and unperfected workers', mechanics', suppliers' or similar liens arising in the ordinary course of business; (vi) carriers', warehousing or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $25,000 at any time; (vii) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower is a party; (viii) any attachment or judgment lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty
(30) days after the expiration of any such stay; (ix) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates; (x) Purchase Money Liens securing Purchase Money Indebtedness to the extent permitted under Section 5(c)(ii) of the Agreement; (xi) Liens disclosed in the Disclosure Schedule on the Closing Date and approved by Lender; (xii) Liens in favor of Lender securing the Obligations; and (xiii) Liens in favor of Term Lender securing the Term Loans subject to the Intercreditor Agreement.

     "Person" shall mean any individual, sole proprietorship, partnership,
      ------
limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.



                                 Schedule A -9-

     "Plan" shall mean, with respect to Borrower or any other Credit Party, at
      ----
any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any other Credit Party maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Pledge Agreement" shall mean the Pledge Agreement by MLC in favor of
      ----------------
Lender in form and substance satisfactory to Lender, together with all amendments, modifications and supplements thereto.

     "Prepayment Fee" shall mean the fee payable for  termination by Borrower
      --------------
pursuant to Section 1.2(c) of Lender's obligation to make Revolving Credit Advances or to incur Letter of Credit Obligations, all in the amount(s) specified in Schedule E.
             ----------

     "Proceeds" shall mean "proceeds," as such term is defined in the Code and,
      --------
in any event, shall include: (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or any other Credit Party from time to time with respect to any Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (iii) any claim of Borrower or any other Credit Party against third parties (a) for past, present or future infringement of any Intellectual Property or (b) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (iv) any recoveries by Borrower or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral; and
(v) any and all other amounts from time to time paid or payable under or in connection with any Collateral, upon disposition or otherwise.

     "Projections" shall mean as of any date the consolidated and consolidating
      -----------
balance sheet, statements of income and cash flow for Borrower and its Subsidiaries (including forecasted Capital Expenditures and Net Borrowing Availability) (i) by month for the next Fiscal Year, and (ii) by year for the following three Fiscal Years, in each case prepared in a manner consistent with GAAP and accompanied by senior management's discussion and analysis of such plan.

     "Purchase Money Indebtedness" shall mean (i) any Indebtedness incurred for
      ---------------------------
the payment of all or any part of the purchase price of any fixed asset, (ii) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (iii) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

     "Purchase Money Lien" shall mean any Lien upon any fixed assets which
      -------------------
secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures such Purchase Money Indebtedness.

     "Qualified Plan" shall mean a Plan which is intended to be tax-qualified
      --------------
under Section 401(a) of the IRC.

     "Release" shall mean, as to any Person, any release, spill, emission,
      -------
leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

     "Restricted Payment" shall mean:  (i) the declaration or payment of any
      ------------------
dividend or the occurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower's or any other Credit Party's Stock; (ii) any payment on account of the purchase, redemption, defeasance or other retirement of Borrower's or any other Credit Party's Stock or Indebtedness other than

                                Schedule A -10-

(a) that arising under the Agreement or (b) interest and principal, when due, under Indebtedness described in Disclosure Schedule (3.8) or otherwise permitted under Section 5(c) of the Agreement, without acceleration or modification of the amortization as in effect on the Closing Date, or any other payment or distribution made in respect thereof, either directly or indirectly; or (iii) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in the Agreement; provided, that (x) no payment to Lender shall constitute a
                  --------
Restricted Payment, and (y) no payment of the MLC Loan shall constitute a Restricted Payment; provided, further, until the Securities Exchange Commission
                    --------  -------
has entered an order declaring that MLC is no longer an investment company under the Investment Company Act of 1940, repayments in respect of the MLC Loan shall be Restricted Payments to the extent such repayments would reduce the balance of the MLC Loan below $500,000.

     "Retiree Welfare Plan" shall refer to any Plan which is a "welfare plan,"
      --------------------
as defined in Section 3(1) of ERISA, providing for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

     "Revolving Credit Advance" shall have the meaning assigned to it in Section
      ------------------------
1.1(a).

     "Revolving Credit Loan" shall mean at any time the sum of (i) the aggregate
      ---------------------
amount of Revolving Credit Advances then outstanding, plus (ii) the total Letter of Credit Obligations incurred by Lender and outstanding at such time, plus the amount of earned and accrued, but unpaid, interest thereon and Letter of Credit Fees with respect thereto.

     "Revolving Credit Note" shall mean the promissory note of Borrower dated
      ---------------------
the Closing Date, substantially in the form of Exhibit F.
                                               ---------

     "Revolving Credit Rate" shall have the meaning assigned to it in Section
      ---------------------
1.5(a).

     "Schedule of Accounts" shall mean a schedule of all Accounts to be
      --------------------
delivered by Borrower to Lender pursuant to Section 1.6.

     "Schedule of Documents" shall mean the schedule, including all appendices,
      ---------------------
exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Loan Documents and the transactions contemplated thereunder, substantially in the form of Schedule F.
                                                      ----------

     "Schedule of Inventory" shall mean the schedules of inventory to be
      ---------------------
delivered by Borrower to Lender pursuant to Section 1.7, including Borrower's internal reports classifying and valuing Inventory.

     "Seller" shall mean P.G. Design Electronics, Inc., a Michigan corporation.
      ------

     "Seller Notes" shall have the meaning assigned to it in Section 2.1(n).
      ------------

     "Stock" shall mean all certificated and uncertificated shares, options,
      -----
warrants, general or limited partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or other entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

     "Stockholder" shall mean each holder of Stock of Borrower or any other
      -----------
Credit Party.

     "Subject Property" shall have the meaning assigned to it in Section
      ----------------
3.17(a).

     "Subsidiary" shall mean, with respect to any Person, (i) any corporation of
      ----------
which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any


                                Schedule A -11-
contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (ii) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person has an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

     "Taxes" shall mean taxes, levies, imposts, deductions, Charges or
      -----
withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

     "Term Lender" shall mean General Electric Capital Corporation in its
      -----------
capacity as agent for itself and certain participants under a Master Security Agreement of even date herewith with Borrower.

     "Term Loans" shall have the meaning assigned to it in Section 2.1(q).
      ----------

     "Termination Date" shall mean the date on which the Revolving Credit Loan
      ----------------
and any other Obligations under the Agreement are indefeasibly paid in full, in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrower shall have funded such amounts in cash as required under Schedule C), and Borrower shall have no further right to borrow
               ----------
any moneys or obtain other credit extensions or financial accommodations under the Agreement.

     "Title IV Plan" shall mean an "employee pension benefit plan," as defined
      -------------
in Section 3(2) of ERISA (other than a Multiemployer Plan), which is covered by Title IV of ERISA, and which Borrower, any other Credit Party or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Trademark License" shall mean rights under any written agreement now owned
      -----------------
or hereafter acquired by any Person granting any right to use any Trademark or Trademark registration.

     "Trademarks" shall mean all of the following now owned or hereafter
      ----------
acquired by any Person: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

     "Transaction Summary" shall mean the Transaction Summary set forth in the
      -------------------
Recitals to the Agreement.

     "Unfunded Pension Liability" shall mean, at any time, the aggregate amount,
      --------------------------
if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for such Title IV Plan determined on the basis of a shutdown of the employees thereunder and using the actuarial assumptions in effect for funding purposes under such Title IV Plan, and (ii) for a period of five (5) years following a transaction which could be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Borrower, any other Credit Party or any ERISA Affiliate as a result of such transaction.

     "Unused Line Fee" shall have the meaning assigned to it in Schedule E.
      ---------------                                           ----------

     "WIP Advance Rate" means an amount equal to (a) fifty percent (50%) during
      ----------------
the period commencing on the Closing Date and ending August 31, 1997, (b) thirty-eight percent (38%) during the period commencing on September 1, 1997 and ending November 30, 1997, (c) twenty-six percent (26%) during the period commencing

                                Schedule A -12-
on December 1, 1997 and ending February 28, 1998, (d) fourteen percent (14%) during the period commencing on March 1, 1998 and ending May 31, 1998, and (e) zero percent (0%) at all times on and after June 1, 1998.

     "Withdrawal Liability" shall mean, at any time, the aggregate amount of the
      --------------------
liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Plans.

     Any accounting term used in the Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial
                                           --------
covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in the Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words "herein," "hereof" and "hereunder" or other words of similar import refer to the Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

     For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term "or" is not exclusive; (c) the term "including" (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; (e) all references in the Agreement or in the Schedules to the Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to the Agreement; and (f) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.



                                Schedule A -13-

                                  Schedule B
Schedule Of Disclosure Documents

                                 See Attached




                                Schedule B -1-

                                   Schedule C
Letters Of Credit


     A) Lender agrees, subject to the terms and conditions hereinafter set forth, to incur Letter of Credit Obligations in respect of the issuance of Letters of Credit issued by a bank on terms acceptable to Lender and supporting obligations of Borrower incurred in the ordinary course of Borrower's business, in order to support the payment of Borrower's inventory purchase obligations, insurance premiums, or utility or other operating expenses and obligations, as Borrower shall request by written notice to Lender that is received by Lender not less than five (5) Business Days prior to the requested date of issuance of any such Letter of Credit; provided, that: (a) that the aggregate amount of all
                           --------
Letter of Credit Obligations at any one time outstanding (whether or not then due and payable) shall not exceed the lesser of (i) $500,000 or (ii) the Borrowing Availability at such time; (b) no Letter of Credit shall have an expiry date which is later than one (1) year following the date of issuance thereof; and (c) Lender shall be under no obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an expiry date that is later than May 29, 2000. The maximum amount payable in respect of each Letter of Credit requested by Borrower will be guaranteed by Lender in favor of the issuing bank under terms of a separate agreement between Lender and the issuing bank. Borrower will enter into an application and agreement for such Letter of Credit with the issuing bank selected by Lender. The bank that issues any Letter of Credit pursuant to the Agreement shall be determined by Lender in its sole discretion.

     B) The notice to be provided to Lender requesting that Lender incur Letter of Credit Obligations shall be in the form of a Letter of Credit application in the form customarily employed by the issuing bank, together with a written request by Borrower and the bank that Lender approve Borrower's application. Upon receipt of such notice Lender shall establish a reserve against the Borrowing Availability in the amount of one hundred percent (100%) of the face amount of the Letter of Credit requested. Approval by Lender in the written form agreed upon between Lender and the issuing bank (a) will authorize the bank to issue the requested Letter of Credit, and (b) will conclusively establish the existence of the Letter of Credit Obligation as of the date of such approval.

     C) In the event that Lender shall make any payment on or pursuant to any Letter of Credit Obligation, Borrower shall be unconditionally obligated to reimburse Lender therefor, and such payment shall then be deemed to constitute a Revolving Credit Advance. For purposes of computing interest under Section 1.5 of the Agreement, a Revolving Credit Advance made in satisfaction of a Letter of Credit Obligation shall be deemed to have been made as of the date on which the issuer or endorser makes the related payment under the underlying Letter of Credit.

     D) In the event that any Letter of Credit Obligations, whether or not then due or payable, shall for any reason be outstanding on the Commitment Maturity Date, Borrower will either (a) cause the underlying Letter of Credit to be returned and canceled and each corresponding Letter of Credit Obligation to be terminated, or (b) pay to Lender, in immediately available funds, an amount equal to one hundred five percent (105%) of the maximum amount then available to be drawn under all Letters of Credit not so returned and canceled (the "Cash Collateral"). After the payment in full and expiration of all Obligations any remaining Cash Collateral shall be returned to Borrower.

     E) In the event that Lender shall incur any Letter of Credit Obligations, Borrower agrees to pay the Letter of Credit Fee to Lender as compensation to Lender for incurring such Letter of Credit Obligations. In addition, Borrower shall reimburse Lender for all fees and charges paid by Lender on account of any such Letters of Credit or Letter of Credit Obligations to the issuing bank.

     F) Borrower's Obligations to Lender with respect to any Letter of Credit Obligation shall be evidenced by Lender's records and, in the absence of manifest error, shall be absolute, unconditional and irrevocable and shall not be affected, modified or impaired by (i) any lack of validity or enforceability of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation; (ii) any amendment or waiver of or consent to depart from all or any of the terms of the transactions contemplated by or related to such Letter of Credit or Letter of Credit Obligation that has not been consented to in writing by Lender; (iii) the existence of any claim, set-off, defense or other right which Borrower or any other Credit Party may have against Lender, the issuer or beneficiary of such Letter of Credit, or any other Person,


                                Schedule C -1-
whether in connection with the Agreement or the transactions contemplated therein or such Letter of Credit or the transactions contemplated thereby or any unrelated transactions; or (iv) the fact that any draft, affidavit, letter, certificate, invoice, bill of lading or other document presented under or delivered in connection with such Letter of Credit or any other Letter of Credit proves to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to have been untrue or incorrect in any respect (provided this clause (iv) shall not affect the Borrower's rights against the
 --------      ------
Person that presented or delivered any such document).

     G) In addition to any other indemnity obligations which Borrower may have to Lender under the Agreement and without limiting such other indemnification provisions, Borrower hereby agrees to indemnify Lender from and to hold Lender harmless against any and all claims, liabilities, losses, costs and expenses (including, attorneys' fees and expenses) which Lender may (other than as a result of its own gross negligence or willful misconduct) incur or be subject to as a consequence, directly or indirectly, of (i) the issuance of or payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation or
(ii) any suit, investigation or proceeding as to which Lender is or may become a party as a consequence, directly or indirectly, of the issuance of any Letter of Credit, the incurring of any Letter of Credit Obligation or any payment of or failure to pay under any Letter of Credit or Letter of Credit Obligation. The obligations of Borrower under this paragraph shall survive any termination of the Agreement.

     H) Borrower hereby assumes all risks of the acts, omissions or misuse of each Letter of Credit by the beneficiary or issuer thereof and, in connection therewith, Lender shall not be responsible (i) for the validity, sufficiency, genuineness or legal effect of any document submitted in connection with any drawing under any Letter of Credit even if it should in fact prove in any respect to be invalid, insufficient, inaccurate, untrue, fraudulent or forged;
(ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any rights or benefits thereunder or any proceeds thereof, in whole or in part, even if it should prove to be invalid or ineffective for any reason; (iii) for the failure of any issuer or beneficiary of any Letter of Credit to comply fully with the terms thereof, including the conditions required in order to effect or pay a drawing thereunder; (iv) for any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy, telex or otherwise;
(v) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under any Letter of Credit; or (vi) for any consequences arising from causes beyond the control of Lender.

                                Schedule C -2-

                                  Schedule D
Cash Management

     Borrower agrees to establish, and to maintain, until the Termination Date, the cash management system described below:

     A)   Borrower: (i) shall not (and shall not permit any of its Subsidiaries
to) open or maintain any deposit, checking, operating or other bank account, or similar money handling account, with any bank or other financial institution except for those accounts identified in Disclosure Schedule (3.19) (to include a
                                        --------------------------
petty cash account not to exceed $5,000 during any Fiscal Month, and a payroll account not to exceed an amount equal to one regular payroll at any time) and

Attachment I hereto; and (ii) shall not close or permit to be closed any of the
------------
accounts listed in Attachment I hereto, in each case without Lender's prior
                   ------------
written consent, and then only after Borrower has implemented agreements with such bank or financial institution and Lender acceptable to Lender.

     B) Commencing on the Closing Date and until the Termination Date, Borrower shall deposit or, if directed by Lender, cause to be deposited directly, in either case on the date of receipt thereof, all cash, checks, notes, drafts or other similar items relating to or constituting proceeds of or payments made in respect of any and all Collateral and all other receipts into lock boxes or lock box accounts in Borrower's or Lender's name (collectively, the "Lock Box Accounts") at the banks set forth in Attachment I hereto.
                                                   ------------

     C) On or before the Closing Date, each bank at which the Lock Box Accounts are held shall have entered into tri-party lock box agreements (the "Lock Box Account Agreements") with Lender and Borrower, in form and substance acceptable to Lender. Each such Lock Box Account Agreement shall provide, among other things, that (a) such bank executing such agreement has no rights of setoff or recoupment or any other claim against such Lock Box Account, other than for payment of its service fees and other charges directly related to the administration of such account, and (b) such bank agrees to sweep on a daily basis all amounts in the Lock Box Account to the Collection Account.

     D) On the Closing Date, (a) the lock box account arrangements shall immediately become operative at the banks at which the Lock Box Accounts are maintained, and (b) amounts outstanding under the Revolving Credit Loan (for purposes of the Borrowing Availability) shall be reduced through daily sweeps, by wire transfer, of the Lock Box Accounts into the Collection Account. Borrower acknowledges that it shall have no right to gain access to any of the moneys in the Lock Box Accounts until after the Termination Date.

     E) Borrower may maintain, in its name, accounts (the "Disbursement Accounts") at a bank or banks acceptable to Lender into which Lender shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to
Section 1.1 for use solely in accordance with the provisions of Section 1.3. All of the Disbursement Accounts as of the Closing Date are listed in Attachment I
                                                                  ------------
hereto. On or before the Closing Date, the banks at which the Disbursement Accounts are maintained shall have entered into the pledged account agreements with Lender.

     F) All amounts deposited in the Collection Account shall be deemed received by Lender in accordance with the terms of Section 1.10 and shall be applied (and allocated) by Lender in accordance with the terms of Section 1.11.

     G) Upon the request of Lender, Borrower shall forward to Lender, on a daily basis, evidence of the deposit of all items of payment received by Borrower into the Lock Box Accounts and copies of all such checks and other items, together with a statement showing the application of those items relating to payments on Accounts to outstanding Accounts and a collection report with regard thereto in form and substance satisfactory to Lender.



                                Schedule D -1-

Attachment I to Schedule D

              LIST OF LOCK BOX ACCOUNTS AND DISBURSEMENT ACCOUNTS


     1.   Lock Box Accounts.
          -----------------

              Comerica Bank
              188 North Woodward Avenue
              Birmingham, Michigan  48009

              Account Number:  1850-718394
              Lockbox Number:  641206

     2.       Disbursement Accounts.
              ---------------------

              Comerica Bank
              188 North Woodward Avenue
              Birmingham, Michigan  48009

              Account Number:  1091002269 (Demand Deposit)
              Account Number:  3191008436 (Demand Deposit)



2
                                Schedule D -2-

                                  Schedule E
Fees


     A)          Fees at Closing:
                 ---------------

            Closing Fee:                       $60,000

            Credit for Previously Paid
            Commitment Fee:                    $30,000

            Net Closing Fee Payment at
            Closing:
                                               $30,000

     1.   Unused Line Fee:  For each day from the Closing Date, and through but
          ---------------
including the Termination Date, an amount equal to the Maximum Amount less the outstanding Revolving Credit Loan at the end of such day, multiplied by three hundred seventy-five thousandths percent (.375%), the product of which is then divided by 360. Subject to Section 1.5(e), the Unused Line Fee for each month (except for the month in which the Termination Date occurs) is payable on the first day of each calendar month following the month in which the Closing Date occurs; the final monthly installment of the Unused Line Fee is payable on the Termination Date. Notwithstanding the foregoing, any Unused Line Fee is immediately due and payable on the Commitment Maturity Date.

     2.   Letter of Credit Fee:  For each day for which Lender maintains Letter
          --------------------
of Credit Obligations outstanding, an amount equal to the amount of the Letter of Credit Obligations outstanding on such day, multiplied by one and fifty-one hundredths percent (1.50%), the product of which is then divided by 360. The Letter of Credit Fee incurred for each month is payable at the same time each payment of the Unused Line Fee is due. Notwithstanding the foregoing, any unpaid Letter of Credit Fee is immediately due and payable on the Commitment Maturity Date.

     3.   Collateral Monitoring Fee:  $500 for each month, payable in advance on
          -------------------------
the Closing Date and on the first day of each month following the Closing Date and on the Commitment Maturity Date.

     4.   Prepayment Fee: For the Revolving Credit Loan, an amount equal to the
          --------------
Maximum Amount multiplied by:

     Three percent (3.0%) if Lender's obligation to make or incur Revolving Credit Advances or Letter of Credit Obligations is terminated by Borrower on or after the Closing Date and on or before the first anniversary of the Closing Date, payable on the Commitment Maturity Date;

     Two percent (2.0%) if Lender's obligation to make or incur Revolving Credit Advances or Letter of Credit Obligations is terminated by Borrower after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date, payable on the Commitment Maturity Date; or

     One percent (1.0%) if Lender's obligation to make or incur Revolving Credit Advances or Letter of Credit Obligations is terminated by Borrower after the second anniversary of the Closing Date and on or before the third anniversary of the Closing Date, payable on the Commitment Maturity Date.

Borrower acknowledges and agrees that (a) it would be difficult or impractical to calculate Lender's actual damages from Borrower's early termination of Lender's Revolving Credit Loan obligations pursuant to Section 1.2(c) of the Agreement, (b) the Prepayment Fees provided above are intended to be fair and reasonable approximations of such damages, and (c) the Prepayment Fees are not intended to be penalties.

     1.   Audit Fees:  Borrower will reimburse Lender at the rate of $650 per
          ----------
person per day, plus out of pocket expenses, for the audit reviews, field examinations and collateral examinations conducted by Lender's own personnel.



                                 Schedule E -1-

     2.   Expenses:  Borrower will pay to Lender on demand all costs incurred in
          --------
connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents; (b) collection (including the fees and expenses of all special counsel, advisors, consultants (including environmental and management consultants) and auditors retained in connection therewith), including deficiency collections; (c) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of any Loan (including by wire transfer); (d) any amendment, extension, modification or waiver of, or consent with respect to any Loan Document or advice in connection with the administration of the Loans or the rights thereunder; (e) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person or Persons), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and
(f) any effort (i) to monitor the Loans, (ii) to evaluate, observe or assess Borrower or any other Credit Party or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral, including with respect to all of the foregoing: the fees, costs and expenses of attorneys, accountants, environmental advisors, appraisers, investment bankers, management and other consultants, and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.



2
                                Schedule E -2-

                                  Schedule F

                             Schedule of Documents



     The obligation of Lender to make the initial Revolving Credit Advances and to incur any Letter of Credit Obligations is subject to satisfaction of the condition precedent that Lender shall have received the following, each, unless otherwise specified below or the context otherwise requires, dated the Closing Date, in form and substance satisfactory to Lender and its counsel, unless the context otherwise requires or as otherwise specified below:

PRINCIPAL LOAN DOCUMENTS

1.  Agreement. The Loan and Security Agreement duly executed by Borrower.
    ----------

2.  Revolving Credit Note. A duly executed Revolving Credit Note to the order of
    ---------------------
       Lender.

3.  Borrowing Base Certificate. An original Borrowing Base Certificate duly
    --------------------------
       executed by a responsible officer of Borrower.

4.  Notice of Revolving Credit Advance. An original Notice of Revolving Credit
    ----------------------------------
       Advance duly executed by a responsible officer of Borrower.

COLLATERAL DOCUMENTS.

1.  Acknowledgment Copies of Financing Statements.  Acknowledgment copies of
    ---------------------------------------------
       proper Financing Statements (Form UCC-l) (the "Financing Statements") duly filed under the Code, or chattel mortgages duly filed under other applicable law, of all jurisdictions as may be necessary or, in the opinion of Lender, desirable to perfect Lender's Lien created on the Collateral.

2.  Other Evidence of Filing and Perfection. Certified copies of Requests for
    ---------------------------------------
       Information (Form UCC-11), or other evidence satisfactory to Lender, listing all effective financing statements or chattel mortgages which name Borrower or Seller (under each of their respective present names, any previous names or any trade or doing business names) and which are filed in the jurisdictions referred to in paragraph (a) above, together with copies of such other financing statements (none of which shall cover the Collateral).

3.  Intellectual Property Documents. Agreements relating to the granting to
    -------------------------------
       Lender of a security interest in Intellectual Property of Borrower to the extent applicable in a form suitable for filing with the appropriate Federal or State filing office.

4.  Other Recordings and Filings. Evidence of the completion of all other
    ----------------------------
       recordings and filings (including UCC-3 termination statements and other Lien release documentation) as may be necessary or, in the opinion of and at the request of Lender, desirable to perfect Lender's Lien on the Collateral.

5.  Power of Attorney. The Power of Attorney duly executed by Borrower.
    -----------------

6.  MLC Indemnification for Bulk Sales.  An agreement of MLC in form and
    ----------------------------------
       substance satisfactory to Lender indemnifying Lender with respect to the Michigan bulk sales law and similar laws.


                                 SCHEDULE F-1-

THIRD PARTY AGREEMENTS.

1.  Landlord Consents. Unless otherwise agreed to in writing by Lender, duly
    -----------------
       executed landlord waivers and consents from the landlords of all of Borrower's leased locations where Collateral is held, in each case, in form and substance satisfactory to Lender.

2.  Cash Management System. Duly executed Lock Box Account Agreements and
    ----------------------
       pledged account agreements in respect of the Disbursement Accounts as contemplated by Schedule D.
                       ----------

3.  Instruction Letter. A letter from Borrower to Seller pursuant to which
    ------------------
       Borrower irrevocably instructs Seller to forward any items of payment which Seller may receive in respect of Borrower's Accounts to Borrower's Lock Box Account.


                                 SCHEDULE F-2-

4.  Intercreditor Agreement.  The Intercreditor Agreement duly executed by Term
    -----------------------
       Lender.

5.  Assignment of Acquisition Documents.  An assignment of Borrower's rights
    -----------------------------------
       under the Acquisition Documents acknowledged by Seller and each other party to the Acquisition Documents, in form and substance satisfactory to Lender.

6.  Payoff Letter.  A payoff letter from Comerica Bank addressed to Lender, in
    -------------
       form and substance satisfactory to Lender.

7.  MLC Letter Agreement.  A letter agreement from MLC with respect to its
    --------------------
       rights under the Acquisition Documents.


DOCUMENTS DELIVERED BY BORROWER.

1.  Secretarial Certificates. A Secretarial Certificate in the form of Exhibit G
    ------------------------                                           ---------
       to the Agreement duly completed and executed by the Secretary of Borrower, together with all attachments thereto. A Secretarial Certificate in the form of Exhibit J to the Agreement duly executed by
                                  ---------
       the Secretary of MLC, together with all attachments thereto.

2.  Environmental Audit. Copies of all existing environmental reviews and audits
    -------------------
       and other information pertaining to actual or potential environmental claims relating to the Collateral (including the assets being purchased pursuant to the Acquisition) and Borrower as Lender may require.

3.  Financial Statements and Projections. Copies of the Financial Statements and
    -------------------------------------
       Projections, which Projections shall include a capital expenditures budget for Borrower in form and substance satisfactory to Lender.

4.  Insurance Policies. Copies of insurance policies described in Section 3.18
    ------------------
       together with evidence showing loss payable and/or additional insured clauses or endorsements in favor of Lender as applicable and an assignment of proceeds with respect to business interruption insurance.

5.  Existing Lease Agreements; Indebtedness. Copies of any existing real
    ---------------------------------------
       property leases and equipment leases to which Borrower is, or upon consummation of the Acquisition will be, a party and any other document or instrument evidencing or relating to existing Indebtedness of Borrower, together with all certificates, opinions, instruments, security documents and other documents relating thereto, all of which shall be satisfactory in form and substance to Lender, certified by an authorized officer of Borrower as true, correct and complete copies thereof.

6.  Acquisition Documents and Equity Documents. Executed copies of each of the
    ------------------------------------------
       Acquisition Documents (including all exhibits, schedules, disclosure letters and opinions referred to therein or delivered pursuant thereto), and any stockholders' agreement, voting trust agreement, stock redemption agreement or any other agreement with shareholders of Borrower in each case as and in effect on the Closing Date in form and substance satisfactory to Lender, certified by an authorized officer of Borrower as true, correct and complete copies thereof.

7.  Acquisition. A certificate from the chief financial officer of Borrower to
    -----------
       the effect that (i) the aggregate amount of proceeds received by Borrower from the Loans made under this Agreement, the Term Loans and the $7,000,000 equity infusion from MLC are sufficient to pay the purchase price and all other costs of the Acquisition, (ii) upon payment of the purchase price, the Acquisition shall have been consummated in accordance with the Acquisition Documents, (iii) the representations and warranties of the Borrower in the Acquisition Documents are true, complete and correct in all material respects on and as of the Closing Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (iv) to the best knowledge of Borrower, no Person party to any Acquisition Document is in default in the performance or compliance with any of the material terms or provisions of any Acquisition Document.


                                 SCHEDULE F-3-

8.  Solvency.  An officer's certificate of Borrower as to Borrower's solvency on
    --------
       the Closing Date after giving effect to the Acquisition and the related transactions (including the Loans hereunder on the Closing Date and the Term Loans).

9.  Pro Forma Balance Sheet.  A pro forma balance sheet for Borrower on the
    -----------------------
       Closing Date after given effect to the Acquisition and the related transactions (including the Loans hereunder on the Closing Date and the Term Loans showing stockholders common equity of at least $7,000,000).

10.  Hewlett Packard Payoff.  Payoff letter from Hewlett Packard.
     ----------------------

LEGAL OPINION.
1.  Legal Opinions.  Opinions of Lawrence Adelson, Weil, Gotshal and Manges and
    --------------
       Jenner & Block, counsel to Borrower and MLC in form and substance satisfactory to Lender. An opinion of Bell, Boyd and Lloyd, counsel to Borrower and MLC as to certain Investment Company Act matters, in form and substance satisfactory to Lender.

                                 SCHEDULE F-4-

                                  Schedule G

Financial Covenants

     1.  Fixed Charge Coverage Ratio.  Borrower shall maintain a Fixed Charge
         ---------------------------
Coverage Ratio of not less than 1.20 for every four Fiscal Quarter period ending at the end of each Fiscal Quarter commencing with the Fiscal Quarter ending September 30, 1997 (provided that with respect to any Fiscal Quarter ending on or prior to March 31, 1998, the Fixed Charge Coverage Ratio shall be calculated from the date of the Acquisition through the end of such Fiscal Quarter).

     For the purpose of this covenant in Schedule G the following terms shall
                                         ----------
have the meanings set forth below:

     "EBITDA" shall mean, for any period, the Net Income (Loss) of Borrower for
      ------
such period, plus interest expense, tax expense, amortization expense,
             ----
depreciation expense and extraordinary losses and minus extraordinary gains, in
                                                  -----
each case, of Borrower for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

     "Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of the
      ---------------------------
following for Borrower determined in accordance with GAAP: (a) EBITDA for such period less Capital Expenditures for such period which are not financed through
       ----
the incurrence of any Indebtedness (excluding the Revolving Credit Loan) to (b) the sum of (i) interest expense paid or deemed paid in respect of any Indebtedness during such period, plus (ii) taxes to the extent accrued or
                                 ----
otherwise payable with respect to such period plus (iii) regularly scheduled
                                              ----
payments of principal paid or deemed paid on Funded Debt (excluding the Revolving Credit Loan) during such period.

     "Funded Debt" shall mean, for any Person, all of such Person's Indebtedness
      -----------
which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one (1) year from, or is directly or indirectly renewable or extendible at the option of such Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one (1) year from, the date of creation thereof, including current maturities of long-term debt, revolving credit, and short-term debt extendible beyond one (1) year at the option of such Person.

     "Net Income (Loss)" shall mean with respect to any Person and for any
      -----------------
period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

     2.  Minimum Tangible Net Worth.  Borrower shall maintain, as at the end of
         --------------------------
each Fiscal Quarter, Tangible Net Worth of Borrower for such Fiscal Quarter of not less than the amount for such Fiscal Quarter set forth below:

        As of the Fiscal Quarter Ending:       Minimum Tangible Net Worth
        -------------------------------        --------------------------
                    6/30/97                            2,100,000
                    9/30/97                            2,526,000
                   12/31/97                            2,989,000
                    3/31/98                            3,612,000
                    6/30/98                            4,237,000
                    9/30/98                            4,861,000
                   12/31/98                            5,485,000
                    3/31/99                            6,247,000
                    6/30/99                            7,009,000
                    9/30/99                            7,770,000
                   12/31/99                            8,533,000
                    3/31/00                            9,000,000



                                 SCHEDULE G-1-

     For purpose of this covenant in Schedule G the following terms shall have
                                     ----------
the meanings set forth below:


     "Tangible Net Worth" shall mean, with respect to any Person, at any date,
      ------------------
the total assets of such Person (excluding (i) any assets attributable to any issuances by such Person of any Stock after the Closing Date, (ii) amounts due from Affiliates, and (iii) goodwill and other intangible assets) minus (b) the total liabilities, in each case, of such Person at such date determined in accordance with GAAP.

     3.  Capital Expenditures.  Borrower shall not make aggregate Capital
         --------------------
Expenditures (other than Capital Expenditures financed through the incurrence of Indebtedness permitted under this Agreement (excluding the Revolving Credit
Loan)) in any Fiscal Year in excess of $500,000.



                                 SCHEDULE G-2-

                                  Schedule H

Supplemental Description Of Collateral



                                     None



                                 SCHEDULE H-1-

                                  Schedule I

                          Schedule of Acquired Assets


          All Acquired Assets as defined in the Asset Purchase Agreement, dated as of April 4, 1997, by and among MLC, Borrower, Seller and the Shareholder Indemnitors listed on the signature pages thereto, including, without limitation, the equipment listed on Attachment 1 hereto.




                                 SCHEDULE I-1-

                                 Schedule 1.1

Lender's And Borrowers Representatives
For Notices, Addresses



Lender's Representative:
                    Name:                       Kevin Podwika
                    Title:                      PG Newco Corp. - Account Manager
                    General Electric Capital Corporation
                    Address:                    105 W. Madison Street Suite 1600
                    Chicago, IL  60602

                    Telephone:                  312/419-5565
                    Facsimile:                  312/419-5973


Borrower's Representative:

                    Name:                       Leon F. Fiorentino
                    Title:                      Vice President - Finance
                    PG Newco Corp.
                    Address:                    48700 Structural Drive
                    Chesterfield, MI  48051
                    Telephone:                  810/598-8000
                    Facsimile:                  810/598-8008

                                SCHEDULE I-1-1-

                                 Schedule 1.6
Eligible Accounts

The Accounts constituting Eligible Accounts shall not include any Account:

     (a) that does not arise from the sale of goods or the performance of services by Borrower in the ordinary course of Borrower's business (or prior to the Acquisition, by Seller in Seller's ordinary course of business);

     (b) upon which (i) Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

     (c) (i) against which any defense, counterclaim or setoff, whether well-founded or otherwise, is asserted against such Account or
          (ii) which is a "contra" Account.

     (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account;

     (e) with respect to which an invoice, acceptable to Lender in form and substance, has not been sent;

     (f) that is not owned by Borrower or is subject to any right, claim, or interest of another Person, other than the Lien in favor of Lender;

     (g) that arises from a sale to or performance of services for an employee, Affiliate, Subsidiary or Stockholder of Borrower, or an entity which has common officers or directors with Borrower;

     (h) that is the obligation of an Account Debtor that is the Federal government or a political subdivision thereof, unless Lender has agreed to the contrary in writing and Borrower has complied with the Federal Assignment of Claims Act of 1940 with respect to such obligation;

     (i) that is the obligation of an Account Debtor located in a foreign country unless such Account is supported by a letter of credit acceptable to Lender or such Account Debtor is a wholly-owned subsidiary of a U.S. corporation;

     (j) that is the obligation of an Account Debtor to whom Borrower is or may become liable for goods sold or services rendered by the Account Debtor to Borrower, to the extent of Borrower's liability to such Account Debtor;

     (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

     (l) that is an obligation for which the total unpaid Accounts of the Account Debtor exceed thirty-five percent (35%) (or with respect to NEC, eighty percent (80%) until nine (9) months after the Closing Date, seventy percent (70%) on and after the nine (9) month anniversary of the Closing Date until the one (1) year anniversary of the Closing Date and fifty-five percent (55%) on and after the one (1) year anniversary of the Closing Date) of the aggregate of all Accounts, to the extent of such excess;

     (m)             that is in default; provided, that an Account shall be
                                         --------
          deemed in default upon the occurrence of any of the following:



                               Schedule 1.6 -1-

                     (i)           the Account is not paid within thirty (30)
                           days from its due date or ninety (90) (or with respect to NEC, sixty (60)) days from its invoice date;

                     (ii)          the Account Debtor obligated on such Account
                           suspends business, makes a general assignment for the benefit of creditors, or fails to pay its debts generally as they come due; or

                     (iii)         a petition is filed by or against any Account
                           Debtor obligated upon such Account under any bankruptcy law or any other national, state or provincial receivership, insolvency relief or other law or laws for the relief of debtors;

          (n)              that is the obligation of an Account Debtor that is
                     in default (as defined in subparagraph (m) above) on fifty percent (50%) or more of the Accounts upon which such Account Debtor is obligated;

          (o)              that arises from any bill-and-hold or other sale of
                     goods which remain in Borrower's possession or under Borrower's control;

          (p)              as to which Lender's interest therein is not a first
                     priority perfected security interest;

          (q)              to the extent that such Account exceeds any credit
                     limit established by Lender in Lender's sole discretion;

          (r)              as to which any of Borrower's representations or
                     warranties pertaining to Accounts are untrue;

          (s)              that represents interest payments or service charges
                     owing to Borrower; or

          (t)              that is not otherwise acceptable in the good faith
                     discretion of Lender,

provided, that Lender shall have the right to create and adjust eligibility
--------
standards and related reserves from time to time in its good faith judgment.



2
                               Schedule 1.6 -2-

                                 Schedule 1.7
Eligible Inventory

Inventory constituting Eligible Inventory shall not include Inventory that:

     (a) is not owned by Borrower free and clear of all Liens and rights of others, except first priority Liens in favor of Lender;

     (b) is not located on premises owned or operated by Borrower and referenced in Disclosure Schedule 3.2,
                            -----------------------

     (c) is located on premises with respect to which Lender has not received a landlord or mortgagee letter acceptable in form and substance to Lender;

     (d)             is in transit;

     (e) is covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory has been delivered to Lender;

     (f) in Lender's reasonable credit judgment, is obsolete, unsalable, shopworn, damaged, unfit for further processing, is of substandard quality or is not of good and merchantable quality, free from any defects;

     (g)             does not consist of raw materials or work in process;

     (h)             consists of

          (1)                          discontinued items,

          (2)                          slow-moving or excess items held in
                                       inventory, or

          (3)                          used items held for resale;

     (j) does not meet all standards imposed by any Governmental Authority, including with respect to its production, acquisition or importation (as the case may be);

     (k) is placed by Borrower on consignment or held by Borrower on consignment from another Person;

     (l)             is held for rental or lease by or on behalf of Borrower;

     (m) is produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in 29 U.S.C.
          (S) 215 or any successor statute or section;

     (n) in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document;

     (o) is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third parties (unless Lender shall have received such assignments, consents and other agreements with respect thereto as Lender requests);

     (p) requires the consent of any Person for the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default and such completion, manufacture or sale constitutes a breach or default under any contract or agreement to which Borrower is a party or to which such Inventory is or may become subject;


                               Schedule 1.7 -1-

     (q)             is finished goods;

     (r)             is DRAM Inventory; or

     (s) is not otherwise acceptable in the good faith discretion of Lender,

provided, that Lender shall have the right to create and adjust eligibility
--------
standards and related reserves from time to time in its good faith judgment.




2
                               Schedule 1.7 -2-

                                   Exhibit A

Notice of Revolving Credit Advance



COMPANY NAME:
DATE:
PREVIOUSLY FAXED:                Yes             No               (circle one)
CERTIFICATE NUMBER:  NCRA-



    1.  Gross accounts receivable availability balance from Line 7A of latest Daily Collateral Activity               $___________
        Report dated __________
    2.  Gross inventory availability from Line 10A of latest Daily Collateral Activity Report dated __________        $___________
    3.  Reserves (as determined by Lender) against availability at 100%                                               $___________
    4.  Gross Borrowing Availability (the lesser of the total of Lines 1 and 2 minus Line 3 and the Maximum           $___________
        Amount of $__________
    5.  Letter of Credit Obligations                                                                                  $___________
    6.  Beginning Revolving Credit Advance balance (Line 11 of previous Notice of Revolving Credit Advance            $___________
        dated __________
    7.  REVOLVING CREDIT ADVANCE REQUESTED                                                                            $___________
    8.  Other loan reductions or additions (I.e., monthly fees, and interest)                                         $___________
    9.  Total net accounts receivable cash collections since last Notice of Revolving Credit Advance                  $___________
        dated __________ (Daily Collateral Activity Reports dated __________)
   10.  Non accounts receivable cash since last Notice of Revolving Credit Advance dated __________                   $___________
   11.  Ending Revolving Credit Advance balance (sum of Line 6, Line 7 and Line 8, minus Line 9 and Line 10)          $___________
   12.  Net Borrowing Availability:  (Line 4 minus Line 5 and Line 11)                                                $___________
        The undersigned hereby certifies that all of the statements contained in Section 2.2 of the LOAN AND
        SECURITY AGREEMENT dated as of May 29, 1997 between PG Newco Corp. and General Electric Capital Corporation
        and the other parties thereto, if any (as from time to time amended, supplemented, restated or otherwise modified, the "LOAN AGREEMENT") are true and correct on date hereof, and will be true and correct on the date of the requested REVOLVING CREDIT ADVANCE, before and after giving effect thereto and the application of the proceeds therefrom.

        By: ...............................
        Title: ............................

                                 Exhibit A -1-

                                   Exhibit B

Daily Collateral Activity Report



COMPANY NAME:........................
DATE:................................
PREVIOUSLY FAXED:....................     Yes         No          (circle one)
CERTIFICATE NUMBER:...........  DCRA-


                                                                               GROSS           ELIGIBLE         INELIGIBLE
       ACCOUNTS
   1.  Prior day balance (from the previous DCAR Line 7)                       $______          $______           $______
   2.  Today's sales (per attached sales journal)                              $______          $______           $______
   3.  Net accounts receivable collections (amount sent to GECC from           $______          $______           $______
       Bankers Trust)
   4.  Discounts (per attached cash receipts journal)                          $______          $______           $______
   5.  Credit memos (per attached journal)                                     $______          $______           $______
   6.  Other accounts receivable adjustments (per attached)                    $______          $______           $______
   7.  End of day accounts receivable balance (the sum of Lines 1 and 2        $______          $______           $______
       minus Lines 3, 4, 5 +/- Line 6)
   7A. Gross accounts receivable availability (eligible accounts receivable from Line 7 x advance rate __________) $______________
       INVENTORY
   8.  Prior day balance (from the previous DCAR Line 10)                      $______          $______           $______
   9.  Adjustments (per attached)                                              $______          $______           $______
  10.  End of day inventory balance (the sum of Lines 8 and 9)                 $______          $______           $______
  10A. Gross Inventory availability (eligible Inventory from Line
       10 x advance rate __________)     $_______________
       COLLATERAL / OTHER
  11.  Prior day balance (from previous DCAR Line 13)                          $______          $______           $______
  12.  Adjustments (per attached)                                              $______          $______           $______
  13.  End of day other balance (the sum of Lines 11 and 12)
  13A. Gross other availability
       (eligible other from Line 13 x advance rate __________)     $_______________
  14.  Total gross availability (the sum of Line 7A, 10A and 13A)     $_______________
       The undersigned certifies that (a) all of the foregoing information regarding the Accounts Receivable is true and correct on the date hereof and relates solely to the Accounts within the meaning given such term in the Loan and Security Agreement dated as of May 29, 1997 between PG Newco Corp., General Electric Capital Corporation and the other parties thereto, if any
       (as from time to time amended, supplemented, restated to otherwise modified, the "Loan Agreement"), (b) all of the foregoing information regarding the Inventory is true and correct on the date hereof and relates solely to the Inventory within the meaning given such term in the Loan Agreement, and (c) all the foregoing information regarding the Collateral is true and correct on the date hereof and relates solely to the Collateral within the meaning given such term in the Loan Agreement.

       By:_____________________________________
       Title____________________________________

                                 Exhibit B -1-

                                   Exhibit C

Borrowing Base Certificate



COMPANY NAME:.....................
DATE:.............................
PREVIOUSLY FAXED:.................    Yes          No           (circle one)
BCC NUMBER:.......................

   1.  Period end accounts receivable as of:  ____________________                                                    $__________
   2.  Ineligible accounts as of:  ____________________
       Accounts over days from due / invoice date (circle one)                                         $__________
       Intercompany accounts                                                                           $__________
       Government accounts                                                                             $__________
       Contra accounts                                                                                 $__________
       Foreign accounts (other than accounts supported by a letter of credit acceptable to Lender or for which the Account Debtor is a wholly-owned
       subsidiary of a U.S. corporation)                                                               $__________
       Credits in prior                                                                                $__________
       50% cross aging exclusion                                                                       $__________
       Other                                                                                           $__________
       Total ineligibles                                                                                              $__________

   3.  Eligible accounts (Line 1 minus Line 2)                                                                        $__________
   4.  Eligible accounts advance rate                                                                                      85%
   5.  Eligible accounts availability (Line 3 multiplied by Line 4)                                                   $__________
   6.  Eligible inventory as of:  __________________ Source:  __________________                                      $__________
       Total inventory available                                                                                      $__________
   7.  Borrowing Availability (the lesser of the total of Lines 5 and 6 or the Maximum Amount)                        $__________
   8.  Revolving Credit Advance balance                                                                               $__________
   9.  Letter of Credit Obligations                                                                                   $__________
  10.  Other reserves                                                                                                 $__________
  11.  Net Borrowing Availability (Line 7 minus the total of Lines 8, 9 and 10)                                       $__________

       The undersigned hereby certifies that (a) all of the foregoing information regarding the Eligible Accounts is true and correct on the date hereof and relates solely to the Eligible Accounts within the meaning given such term in the Loan and Security Agreement dated as of May 29, 1997 between PG Newco Corp., General Electric Capital Corporation and the other parties thereto, if any (as from time to time amended, supplemented, restated to otherwise modified, the "Loan Agreement"), and
       (b) all of the foregoing information regarding the Eligible Inventory is true and correct on the date hereof and relates solely to the Eligible Inventory within the meaning given such term in the Loan Agreement.


       Prepared by: ___________________________________

       By:__________________________________
       Title:_________________________________

                                 Exhibit C-1-

                                   Exhibit D

Accounts Payable Analysis



COMPANY NAME:..................
DATE:..........................
PREVIOUSLY FAXED:..............    Yes           No             (circle one)

   1.  BEGINNING OF THE MONTH ACCOUNTS RECEIVABLE BALANCE                                                    $___________________
   2.  Purchases                                                                                             $___________________
   3.  Disbursements                                                                                         $___________________
   4.  Other adjustments                                                                                     $___________________
   5.  ENDING ACCOUNTS RECEIVABLE BALANCE PER CLIENT AGING                                                   $___________________
   6.  Book overdraft                                                                                        $___________________
   7.  Adjusted end of month accounts payable balance                                                        $___________________
   8.  Accounts payable per financial statements (reconciliation per attached)                               $___________________

       The undersigned hereby certifies that all of the information shown above is true and correct on the date hereof.


       Signed:________________________________

                                 Exhibit D-1-

                                   Exhibit E

Accounts Receivables Roll Forward Analysis



COMPANY NAME:..................
DATE:..........................
PREVIOUSLY FAXED:..............    Yes           No             (circle one)


   1.  BEGINNING OF THE MONTH ACCOUNTS RECEIVABLE BALANCE                                        $__________
   2.  Gross sales amount                                        (DCAR # _______ to _______)     $__________
   3.  Net collections                                           (DCAR # _______ to _______)     $__________
   4.  Discounts                                                 (DCAR # _______ to _______)     $__________
   5.  Credit memos                                              (DCAR # _______ to _______)     $__________
   6.  Other adjustments                                         (DCAR # _______ to _______)     $__________
   7.  ENDING ACCOUNTS RECEIVABLE BALANCE PER CLIENT AGING
   8.  Monthly dilution (gross sales divided by discounts, credit memos and other
       non-cash reductions to accounts receivable)                                               %__________


     The undersigned hereby certifies that all of the information shown above is true and correct on the date hereof.


     Signed:.....................................

     Dated:......................................


                                 Exhibit E-1-

                                   Exhibit F

Form Of Revolving Credit Note


$7,000,000                                                          Chicago, IL
                                                                   May 29, 1997


     For value received, the receipt and sufficiency of which are hereby acknowledged, PG Newco Corp., a Delaware Corporation ("Borrower"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), the sum of $7,000,000 (the "Maximum Amount") or such greater or lesser amount as shall be advanced by Lender from time to time, together with interest on the unpaid balance of such amount from the date of the initial Revolving Credit Advance. This Note is the Revolving Credit Note issued under the Loan and Security Agreement between Borrower and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

     Interest on the outstanding principal balance under this Note is payable at the Revolving Credit Rate, or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the Commitment Maturity Date. Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. Borrower acknowledges that (a) Lender is authorized under the Agreement to charge to the Revolving Credit Loan unpaid Obligations of Borrower to Lender, (b) the principal amount of the Revolving Credit Loan will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Agreement.

     To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

     Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

     Borrower agrees to pay to Lender all Fees and expenses described in Schedules C and E to the Agreement.
-----------     -

                                 Exhibit F-1-

     BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE. THIS NOTE IS GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

                                       PG NEWCO CORP.


                                       By..................................
                                       Name:  Leon F. Fiorentino
                                       Title: Vice President - Finance

2
                                 Exhibit F -2-

                                   Exhibit G

                            Secretarial Certificate


     The undersigned hereby certifies that he or she is the duly elected and acting Secretary or Assistant Secretary of PG Newco Corp., a Delaware Corporation ("Borrower"), and as such is the custodian of Borrower's Books and Records and is authorized to execute and deliver this Certificate in connection with the Loans being made to Borrower by General Electric Capital Corporation, as Lender under the Loan and Security Agreement ("Agreement") dated as of May 29, 1997. Capitalized terms not defined in this Certificate shall have the meanings ascribed to them in the Agreement. In order to induce General Electric Capital Corporation to execute the Agreement and make the Loans, the undersigned certifies (in his or her secretarial capacity, and on behalf of Borrower) as follows:

1. Attached as Attachment 1 hereto is a full, complete, and correct copy of Borrower's articles or certificate of incorporation or other creating instrument ("Charter") as filed and recorded with the Secretary of State of Delaware, which Charter has not been rescinded or amended and remains in full force and effect in its entirety.
2. Attached as Attachment 2 is a copy of a written confirmation from the Secretary of State of Delaware, dated _____________________, confirming that the Charter of Borrower in the form of Attachment 1 remains on file and that Borrower is a Corporation in good standing in the State of
    Delaware.
3.  Attached as Attachment 3 is a copy of the By-Laws of Borrower, and as of the Closing Date the By-Laws are in full force and effect and have not been amended or rescinded.
4. Attached as Attachment 4 are copies of good standing certificates dated not more than thirty (30) days prior to the Closing Date for each state or jurisdiction in which Borrower does business confirming that Borrower is qualified to engage in business in such jurisdiction and such qualification is in good standing.
5.  Attached as Attachment 5 are copies of the Resolutions of the Board of
                ------------
Directors of Borrower duly adopted by Borrower's Board of Directors in a meeting duly called upon proper notice, or by written consent in conformity with the corporate and other laws of the State of Delaware and with Borrower's Charter and By-Laws, which Resolutions authorize (a) Borrower to execute and deliver the Loan Documents and to borrow the funds intended to be borrowed thereunder, and
(b) the officers of Borrower to execute and deliver the Loan Documents. There is no provision of Borrower's Charter or By-Laws limiting or contravening the Resolutions attached as Attachment 5, which Resolutions are fully in conformity
                        ------------
with Borrower's Charter and By-Laws and the proper proceedings of its Board of Directors.

6. The undersigned officers and employees of Borrower have been elected to the positions set opposite their respective names below, are qualified to act in such capacities and to execute and deliver the Loan Documents on behalf of Borrower, and the signature set opposite each name is the authentic signature of such officer or employee:



NAME                                   OFFICE           SIGNATURE
Leon F. Fiorentino            Vice President - Finance  _______________________
Peter G. VanHeusden           Chief Executive Officer   _______________________
_________________________     _______________________   _______________________


The individual identified by Borrower as Borrower's Representative in Schedule
                                                                      --------
1.1 is Leon F. Fiorentino, whose signature appears above.
---

                                Exhibit G - 1 -

     IN WITNESS WHEREOF, the undersigned have executed this Certificate on May __, 1997.



                                               ...............................
                                               Leon F. Fiorentino
                                               Secretary of PG Newco Corp.

     The Undersigned, the Chief Executive Officer of Borrower, hereby certifies that Leon F. Fiorentino is the Secretary of Borrower and is authorized to execute and deliver this Certificate.


                                               ...............................
                                               Name:  Peter G. VanHeusden
                                               Date:    May __, 1997

                                   EXHIBIT H

POWER OF ATTORNEY


       THIS POWER OF ATTORNEY IS EXECUTED AND DELIVERED BY PG NEWCO CORP., AS BORROWER, TO GENERAL ELECTRIC CAPITAL CORPORATION (HEREINAFTER REFERRED TO AS "ATTORNEY"), AS LENDER, UNDER A LOAN AND SECURITY AGREEMENT DATED AS OF MAY 29, 1997, AND OTHER DOCUMENTS (THE "LOAN DOCUMENTS"). NO PERSON TO WHOM THIS POWER OF ATTORNEY IS PRESENTED, AS AUTHORITY FOR ATTORNEY TO TAKE ANY ACTION OR ACTIONS CONTEMPLATED HEREBY, SHALL INQUIRE INTO OR SEEK CONFIRMATION FROM BORROWER AS TO THE AUTHORITY OF ATTORNEY TO TAKE ANY ACTION DESCRIBED BELOW, OR AS TO THE EXISTENCE OF OR FULFILLMENT OF ANY CONDITION TO THIS POWER OF ATTORNEY, WHICH IS INTENDED TO GRANT TO ATTORNEY UNCONDITIONALLY THE AUTHORITY TO TAKE AND PERFORM THE ACTIONS CONTEMPLATED HEREIN, AND BORROWER IRREVOCABLY WAIVES ANY RIGHT TO COMMENCE ANY SUIT OR ACTION, IN LAW OR EQUITY, AGAINST ANY PERSON OR ENTITY WHICH ACTS IN RELIANCE UPON OR ACKNOWLEDGES THE AUTHORITY GRANTED UNDER THIS POWER OF ATTORNEY. tHE POWER OF ATTORNEY GRANTED HEREBY IS COUPLED WITH AN INTEREST, AND MAY NOT BE REVOKED OR CANCELED BY BORROWER WITHOUT ATTORNEY'S WRITTEN CONSENT UPON PAYMENT IN FULL OF ALL OBLIGATIONS DUE TO ATTORNEY UNDER THE LOAN DOCUMENTS.

     BORROWER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS ATTORNEY (AND ALL OFFICERS, EMPLOYEES OR AGENTS DESIGNATED BY ATTORNEY), WITH FULL POWER OF SUBSTITUTION, AS BORROWER'S TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE PLACE AND STEAD OF BORROWER AND IN THE NAME OF BORROWER OR IN ITS OWN NAME, FROM TIME TO TIME IN ATTORNEY'S DISCRETION, TO TAKE ANY AND ALL APPROPRIATE ACTION AND TO EXECUTE AND DELIVER ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH MAY BE NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THE LOAN DOCUMENTS AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BORROWER HEREBY GRANTS TO ATTORNEY THE POWER AND RIGHT, ON BEHALF OF BORROWER, WITHOUT NOTICE TO OR ASSENT BY BORROWER, AND AT ANY TIME, TO DO THE
FOLLOWING: (A) OPEN MAIL FOR BORROWER, AND ASK, DEMAND, COLLECT, GIVE ACQUITTANCES AND RECEIPTS FOR, TAKE POSSESSION OF, ENDORSE AND RECEIVE PAYMENT OF, ANY CHECKS, DRAFTS, NOTES, ACCEPTANCES, OR OTHER INSTRUMENTS FOR THE PAYMENT OF MONEYS DUE, AND SIGN AND ENDORSE ANY INVOICES, FREIGHT OR EXPRESS BILLS, BILLS OF LADING, STORAGE OR WAREHOUSE RECEIPTS, DRAFTS AGAINST DEBTORS, ASSIGNMENTS, VERIFICATIONS, AND NOTICES IN CONNECTION WITH ANY PROPERTY OF BORROWER; (B) EFFECT ANY REPAIRS TO ANY ASSET OF BORROWER, OR CONTINUE OR OBTAIN ANY INSURANCE AND PAY ALL OR ANY PART OF THE PREMIUMS THEREFOR AND COSTS THEREOF, AND MAKE, SETTLE AND ADJUST ALL CLAIMS UNDER SUCH POLICIES OF INSURANCE, AND MAKE ALL DETERMINATIONS AND DECISIONS WITH RESPECT TO SUCH POLICIES; (C) PAY OR DISCHARGE ANY TAXES, LIENS, SECURITY INTERESTS, OR OTHER ENCUMBRANCES LEVIED OR PLACED ON OR THREATENED AGAINST BORROWER OR ITS PROPERTY;
(D) DEFEND ANY SUIT, ACTION OR PROCEEDING BROUGHT AGAINST BORROWER IF BORROWER DOES NOT DEFEND SUCH SUIT, ACTION OR PROCEEDING OR IF ATTORNEY BELIEVES THAT BORROWER IS NOT PURSUING SUCH DEFENSE IN A MANNER THAT WILL MAXIMIZE THE RECOVERY TO ATTORNEY, AND SETTLE, COMPROMISE OR ADJUST ANY SUIT, ACTION, OR PROCEEDING DESCRIBED ABOVE AND, IN CONNECTION THEREWITH, GIVE SUCH DISCHARGES OR RELEASES AS ATTORNEY MAY DEEM APPROPRIATE; (E) FILE OR PROSECUTE ANY CLAIM, LITIGATION, SUIT OR PROCEEDING IN ANY COURT OF COMPETENT JURISDICTION OR BEFORE ANY ARBITRATOR, OR TAKE ANY OTHER ACTION OTHERWISE DEEMED APPROPRIATE BY ATTORNEY FOR THE PURPOSE OF COLLECTING ANY AND ALL SUCH MONEYS DUE TO BORROWER WHENEVER PAYABLE AND TO ENFORCE ANY OTHER RIGHT IN RESPECT OF BORROWER'S PROPERTY; (F) SELL, TRANSFER, PLEDGE, MAKE ANY AGREEMENT WITH RESPECT TO, OR OTHERWISE DEAL WITH ANY PROPERTY OF BORROWER, AND EXECUTE, IN CONNECTION WITH SUCH SALE OR ACTION, ANY ENDORSEMENTS, ASSIGNMENTS OR OTHER INSTRUMENTS OF CONVEYANCE OR TRANSFER IN CONNECTION THEREWITH; AND (G) CAUSE THE CERTIFIED PUBLIC ACCOUNTANTS THEN ENGAGED BY BORROWER TO PREPARE AND DELIVER TO ATTORNEY AT ANY TIME AND FROM TIME TO TIME, PROMPTLY UPON ATTORNEY'S REQUEST, THE FOLLOWING REPORTS: (1) A RECONCILIATION OF ALL ACCOUNTS; (2) AN AGING OF ALL ACCOUNTS; (3) TRIAL BALANCES; (4) TEST VERIFICATIONS OF SUCH ACCOUNTS AS ATTORNEY MAY REQUEST, AND (5) THE RESULTS OF EACH PHYSICAL VERIFICATION OF INVENTORY, ALL AS THOUGH ATTORNEY WERE THE ABSOLUTE OWNER OF THE PROPERTY OF
           ---
BORROWER FOR ALL PURPOSES, AND TO DO, AT ATTORNEY'S OPTION AND BORROWER'S EXPENSE, AT ANY TIME OR FROM TIME TO TIME, ALL ACTS AND OTHER THINGS THAT ATTORNEY REASONABLY DEEMS NECESSARY TO PERFECT, PRESERVE, OR REALIZE UPON BORROWER'S PROPERTY OR ASSETS AND ATTORNEY'S LIENS THEREON, ALL AS FULLY AND EFFECTIVELY AS BORROWER MIGHT DO. BORROWER HEREBY RATIFIES, TO THE EXTENT PERMITTED BY LAW, ALL THAT SAID ATTORNEYS SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

                                 Exhibit H-1-

     LENDER SHALL NOT BE EMPOWERED PURSUANT TO THIS POWER OF ATTORNEY TO TAKE ANY ACTION UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING EXCEPT THAT REGARDLESS OF WHETHER AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING LENDER MAY EXECUTE UCC FINANCING STATEMENTS ON BEHALF OF BORROWER THAT IT DEEMS ADVISABLE TO PERFECT ITS LIENS UNDER ANY LOAN DOCUMENT.

     IN WITNESS WHEREOF, THIS POWER OF ATTORNEY IS EXECUTED BY BORROWER, AND BORROWER HAS CAUSED ITS SEAL TO BE AFFIXED PURSUANT! TO THE AUTHORITY OF ITS BOARD OF DIRECTORS ON MAY __, 1997.




PG NEWCO CORP.                              ATTEST:.............................


By....................................
Name:  PETER G. VANHEUSDEN                                (SEAL)
Title:    CHIEF EXECUTIVE OFFICER


SIGNED, SEALED AND DELIVERED IN THE PRESCENCE OF:

 ...............................................


 ...............................................

                 (ACKNOWLEDGEMENT)

                                 Exhibit H-2-

                                   EXHIBIT I

  FORM OF CERTIFICATE OF COMPLIANCE


                   [USE BORROWER LETTERHEAD WITH THIS FORM]

                                    [DATE]

TO:GENERAL ELECTRIC CAPITAL - COMMERCIAL FINANCE ACCOUNT MANAGER FOR PG NEWCO CORP. THIS IS TO CERTIFY THAT IN ACCORDANCE WITH SECTION 4.1 (H) OF THE LOAN AND SECURITY AGREEMENT DATED MAY 29, 1997 THAT THE ATTACHED FINANCIAL STATEMENTS ARE COMPLETE AND TRUE AND HAVE BEEN PREPARED IN CONFORMANCE WITH GAAP. IN ADDITION THERE ARE NO DEFAULTS OR EVENTS OF DEFAULT OTHER THAN THOSE SPECIFIED BELOW CONTINUING AS OF SUCH DATE.

ALSO ATTACHED ARE THE COVENANT CALCULATIONS USED IN DETERMINING COMPLIANCE WITH THE FINANCIAL COVENANTS CONTAINED IN SCHEDULE G.
                                      ----------


                                VERY TRULY YOURS,

                                PG NEWCO CORP.


                                By:.......................................
                                NAME:  LEON F. FIORENTINO
                                Title:    VICE PRESIDENT - FINANCE

                                 Exhibit F -1-

                                   Exhibit J

Secretarial Certificate


     The undersigned hereby certifies that he or she is the duly elected and acting Secretary or Assistant Secretary of Milwaukee Land Company, a Delaware Corporation ("MLC"), and as such is the custodian of MLC's Books and Records and is authorized to execute and deliver this Certificate in connection with the Loans being made to PG Newco Corp. ("Borrower") by General Electric Capital Corporation, as Lender under the Loan and Security Agreement ("Agreement") dated as of May 29, 1997. Capitalized terms not defined in this Certificate shall have the meanings ascribed to them in the Agreement. In order to induce General Electric Capital Corporation to execute the Agreement and make the Loans, the undersigned certifies (in his or her secretarial capacity, and on behalf of MLC) as follows:

1. Attached as Attachment 1 hereto is a full, complete, and correct copy of MLC's articles or certificate of incorporation or other creating instrument ("Charter") as filed and recorded with the Secretary of State of Delaware, which Charter has not been rescinded or amended and remains in full force and effect in its entirety.
2. Attached as Attachment 2 is a copy of a written confirmation from the Secretary of State of Delaware, dated _____________________, confirming that the Charter of MLC in the form of Attachment 1 remains on file and that MLC is a Corporation in good standing in the State of Delaware.
3. Attached as Attachment 3 is a copy of the By-Laws of MLC, and as of the Closing Date the By-Laws are in full force and effect and have not been amended or rescinded.
4. Attached as Attachment 4 are copies of good standing certificates dated not more than thirty (30) days prior to the Closing Date for each state or jurisdiction in which MLC does business confirming that MLC is qualified to engage in business in such jurisdiction and such qualification is in good standing.
5.  Attached as Attachment 5 are copies of the Resolutions of the Board of
                ------------
Directors of MLC duly adopted by MLC's Board of Directors in a meeting duly called upon proper notice, or by written consent in conformity with the corporate and other laws of the State of Delaware and with MLC's Charter and By-Laws, which Resolutions authorize the officers of MLC to execute and deliver the Stock Pledge Agreement, the Bulk Sales Indemnity and such other agreements, instruments and documents related thereto. There is no provision of MLC's Charter or By-Laws limiting or contravening the Resolutions attached as

Attachment 5, which Resolutions are fully in conformity with MLC's Charter and
------------
By-Laws and the proper proceedings of its Board of Directors.

6. The undersigned officers and employees of MLC have been elected to the positions set opposite their respective names below, are qualified to act in such capacities and to execute and deliver the Loan Documents on behalf of MLC, and the signature set opposite each name is the authentic signature of such officer or employee:


NAME                                        OFFICE           SIGNATURE

Leon F. Fiorentino                          ______________   ________________

_________________________                   ______________   ________________

_________________________                   ______________   ________________

     IN WITNESS WHEREOF, the undersigned have executed this Certificate on May __, 1997.




_______________________
Secretary of Milwaukee Land Company

     The Undersigned, the Chief Executive Officer of MLC, hereby certifies that ___________________ is the Secretary of MLC and is authorized to execute and deliver this Certificate.



Name: _______________________
Date:    May __, 1997